Exhibit 10.13

In this document, “[***]” indicates that confidential materials have been redacted from this document and filed separately with the Securities and Exchange Commission.

SECOND AMENDED & RESTATED MARKET DATA AGREEMENT

This SECOND AMENDED & RESTATED MARKET DATA AGREEMENT (this “Second A&R Agreement”), dated November 1, 2018 (the “Effective Date”), is made by and between Tradeweb Markets LLC, a Delaware limited liability company, (“Tradeweb”), Thomson Reuters (Markets) LLC, a Delaware limited liability company, (“TRM”), and Thomson Reuters (GRC) Inc., a Delaware corporation (“GRC”). TRM and GRC are referred to herein as the “Refinitiv Parties”, and together with Tradeweb, the “Parties”.

RECITALS

WHEREAS, Tradeweb, TRM and Thomson Reuters Global Resources Unlimited Company (“Global Resources”) previously executed that certain Market Data Agreement dated as of November 1, 2010, as amended by the Amendment dated as of December 12, 2011 (together, the “Original Agreement”);

WHEREAS, Tradeweb, TRM and Global Resources subsequently executed the Amended & Restated Market Data Agreement dated as of June 17, 2016 and effective as of November 1, 2015, as amended by the U.S. Treasuries Actives Data Addendum to the Amended & Restated Market Data Agreement dated as of July 29, 2018 (the “Addendum”) (collectively, the “Amended Agreement”);

WHEREAS, the Amended Agreement terminated the Original Agreement (except for those terms that were expressed to survive such termination as set forth therein and Section 5.1(c) of the Original Agreement);

WHEREAS, as of October 1, 2018, Global Resources assigned all of its rights and obligations contained in the Original Agreement and Amended Agreement to GRC; and

WHEREAS, in consideration of certain mutually agreed updates and modifications, Tradeweb, TRM and GRC wish to amend and restate the Amended Agreement.

NOW, THEREFORE, it is mutually agreed that, as of the Effective Date, the Amended Agreement is deemed to be terminated (except for those terms that are expressed to survive such termination as set forth therein), and the terms thereof are replaced and superseded by the terms of this Second A&R Agreement:

ARTICLE I. DEFINITIONS

Section 1.1.          Definitions. As used herein the following terms have the meaning set forth below:

“Additional UST License” shall have the meaning set forth in Section 2.3.

“Affiliate” shall mean, in respect of any specified Person, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified; provided, however, that for purposes of this Second A&R Agreement, (i) The Blackstone Group L.P. and its Affiliates (other than King (Cayman) Holdings Ltd. and its Subsidiaries), shall not be deemed to be Affiliates of any of the Parties, (ii) Tradeweb and its Subsidiaries shall not be deemed to be Affiliates of either Refinitiv Party, and (iii) the Refinitiv Parties and their respective Affiliates (other than Tradeweb and its Subsidiaries) shall not be deemed to be Affiliates of Tradeweb.

“Annual License Fee” shall have the meaning set forth in Section 4.1(a).

“Business Day” shall mean a day other than a Saturday, Sunday, or any other day on which commercial banks in the State of New York are authorized or obligated to be closed.

“Cancelled Subscription Fee” shall have the meaning set forth in the Original Agreement or the Amended Agreement, as applicable.

“Claim” shall have the meaning set forth in Section 7.5(a).

“Confidential Information” shall have the meaning set forth in Section 8.1.

“Control” shall mean, with respect to a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of such Person.

“Data Set” shall mean each individual set of data licensed pursuant to this Second A&R Agreement that (i) for the Exclusive Licensed Market Data, is grouped at the second (2nd) grouping level as set forth on Exhibit B hereto, and (ii) for the Non-Exclusive Licensed Market Data, is numbered as set forth on Exhibit C hereto; provided, that (a) each Non-Exclusive Licensed NMDS added to the Licensed Data will be a new Data Set, and (b) each Exclusive Licensed NMDS added to the Licensed Data will either (1) if it fits within the scope of an existing Data Set, become a part of such Data Set or (2) otherwise, become a new Data Set.

“Dealer Subscribers” shall mean each dealer that has entered into any electronic trading participation and subscription agreement with Tradeweb or any of its Subsidiaries, and all of the Affiliates of such dealer that participate on a Tradeweb Platform.

“Dealer User” shall mean a User at a Dealer Subscriber.

“Dealerweb” shall mean Dealerweb Inc., a New York corporation and Subsidiary of Tradeweb.

“Derivative Work” shall mean a “derivative work” within the meaning of the United States Copyright Act, 17 U.S.C. Section 101 et seq.

“Desktop Product” shall mean any existing or future desktop offering by the Refinitiv Parties or any of their Affiliates, including Eikon and Thomson ONE.

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“Disclosing Party” shall have the meaning set forth in Section 8.1.

“Dispute Notice” shall have the meaning set forth in Section 4.4(b)(iii).

“Dispute Resolution Matter” shall have the meaning set forth in Section 4.4(b)(iii).

“Dispute Resolution Process” shall have the meaning set forth in Section 4.4(b)(iii).

“Effective Date” shall have the meaning set forth in the Preamble.

“Eikon” shall mean the Desktop Product currently marketed by either Refinitiv Party or their Affiliates under the trademark EIKON.

“Eikon Upgrade Fee” shall have the meaning set forth in Section 5.2(b)(iii).

“Entitlement System” shall have the meaning set forth in Section 2.2.

“Exclusive Licensed Data” shall mean Exclusive Licensed Market Data and Licensed Trading Data.

“Exclusive Licensed Market Data” shall mean the market data sets identified on Schedule B (as such Schedule may be updated from time to time to include Exclusive Licensed NMDSs in accordance with this Second A&R Agreement).

“Exclusive Licensed NMDS” shall have the meaning set forth in Section 2.7.

“Exclusive NMDS Fee Share” shall have the meaning set forth in Section 4.3(a)(ii).

“Existing Target Customers” shall mean those Multi-Dealer to Customer Platform customers of Tradeweb or any of its Subsidiaries assigned to TRM, or its designated Affiliates, under the terms of the Original Agreement.

“Existing Target User” shall mean a User at an Existing Target Customer.

“Fee Calculation” shall have the meaning set forth in Section 4.4(b)(i).

“Fees” shall mean collectively, all fees payable by the Refinitiv Parties to Tradeweb under this Second A&R Agreement, including the Annual License Fee, and, where applicable, the Exclusive NMDS Fee Share, Non-Exclusive NMDS Fee Share, Non-Exclusive Licensed Market Data Fee Share, MiFID II Pre-Trade APA Fee Share, Eikon Upgrade Fees, and UST Subscription Fee Share.

“Fee Per Data Set” shall have the meaning set forth in Schedule E.

“First Distribution Year” shall have the meaning set forth in Section 4.3(a)(ii).

“Force Majeure Event” shall have the meaning set forth in Section 9.4.

“Government Request” shall have the meaning set forth in Section 8.1.

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“GRC” shall have the meaning set forth in the Preamble.

“Historical Market Data” shall mean a “gold copy” of the data listed on Schedule L, including historical data for the applicable “Historical Lookback Period” (as set forth in Schedule L) preceding each delivery to GRC in accordance with Section 3.3.

“Historical Market Data License” shall have the meaning set forth in Section 2.9.

“IDB Platform” shall mean any inter-dealer broker electronic trading platform made available by Tradeweb or any of its Subsidiaries to Users.

“Implementation Period” shall have the meaning set forth in Section 2.7.

“Indemnification Notice” shall have the meaning set forth in Section 7.5(a).

“Indemnified Party” shall have the meaning set forth in Section 7.5(a).

“Indemnifying Party” shall have the meaning set forth in Section 7.5(a).

“Initial Term” shall have the meaning set forth in Section 6.1.

“Innovative Solution” shall have the meaning set forth in Section 5.3.

“Intellectual Property” shall mean (i) all patents and patent applications, together with all reissues, continuations, continuations-in-part, divisions, revisions, extensions, and reexaminations thereof; (ii) all trademarks, service marks, trade dress, trade names, corporate names, and domain names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (iii) all copyrights, and all applications, registrations, and renewals in connection therewith; (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (v) all computer software (including data and related documentation), rights in database information, and internet websites; (vi) all moral rights and rights of privacy and publicity; and (vii) all other intellectual property rights recognized by the Law of any jurisdiction.

“Law” shall mean, with respect to any specified Person, all foreign, federal, state, local and Self-Regulatory Organization statutes, laws, ordinances, regulations, rules, writs, injunctions, judgments, decrees and orders applicable to the specified Person or to the businesses and assets thereof, including laws relating to privacy, data protection, and the collection and use of data.

“Licensed Data” shall mean Licensed Market Data and Licensed Trading Data and any alterations thereto that are not Resultant Data.

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“Licensed IDB Trading Data” shall mean Licensed Trading Data: (i) generated on an IDB Platform; or (ii) displayed or otherwise disseminated by a voice or hybrid inter-dealer broker to Users.

“Licensed Market Data” shall mean: (i) Exclusive Licensed Market Data, (ii) Non-Exclusive Licensed Market Data, (iii) Historical Market Data, and (iv) New Market Data Sets.

“Licensed Trading Data” shall mean all data or other information (including algorithms and calculations) other than Licensed Market Data that is necessary, as determined by GRC in its reasonable discretion in consultation with Tradeweb, to enable GRC and its Affiliates to distribute and display via Desktop Products all of the pre-trade data and information that Tradeweb provides directly to Users and to provide the same user experience to Refinitiv Subscribers as that provided to Users; provided, that in establishing the feed for any new Licensed Trading Data, Tradeweb in its reasonable discretion in consultation with GRC shall determine the form in which it provides such new Licensed Trading Data (e.g., whether to transmit a calculated value to GRC or to transmit the values required for determining such calculated value and separately provide to GRC the algorithm for determining such calculated value); provided, further, that changes to such form once established shall be made in accordance with the change control procedures set forth in the SLA.

“Licensed TWD Trading Data” shall mean Licensed Trading Data generated on a TWD Platform.

“Licenses” shall collectively mean the Market Data License, Limited Trading Data License, Additional UST License and Historical Market Data License.

“Limited Trading Data License” shall have the meaning set forth in Section 2.2.

“Losses” shall have the meaning set forth in Section 7.4(a).

“Loss Leader” shall mean to offer for sale, license or distribution at a disproportionate discount level compared to other services (either Refinitiv Services or Tradeweb services, as applicable) for the specific purpose of selling these other services to the same client or client Affiliate, or maintaining client’s or client Affiliates’ subscription to such other services. This does not cover the offer of discounts for the relevant service required in order to become or remain reasonably competitive as a provider of such service.

“Market Data License” shall have the meaning set forth in Section 2.1.

“Marks Fees” shall have the meaning in Schedule F.

“Materials” shall mean and include, without limitation, all data, information, analytics, software, designs, materials, products, services, content, concepts, ideas, inventions, methods, processes, techniques, know-how, code, development tools, APIs, systems, documentation and other Intellectual Property of any kind (and any modifications or improvements thereto), and any and all costs (internal and external) associated with an Innovative Solution, including, without limitation, with respect to development, testing, deployment, support and maintenance of such Innovative Solution.

“MBIS” shall mean Municipal Bond Information Services LLC, a Delaware limited liability company.

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“MD Server” shall have the meaning set forth in Section 5.1(a).

“MD Server Fees” shall have the meaning set forth in Schedule F.

“MiFID II Pre-Trade APA Market Data” shall have the meaning set forth in Schedule C.

“MiFID II Pre-Trade APA Fee Share” shall have the meaning set forth in Section 4.1(c).

“Multi-Dealer to Customer Platform” shall mean any multi-dealer to customer electronic trading platform made available by Tradeweb or any of its Subsidiaries to Users.

“New Analytics” shall have the meaning set forth in Section 5.3.

“New Market Data Set” shall have the meaning set forth in Section 2.7.

“Non-Exclusive Licensed Market Data” shall mean the market data sets identified on Schedule C (as such Schedule may be updated from time to time to include Non-Exclusive Licensed NMDSs in accordance with this Second A&R Agreement).

“Non-Exclusive Licensed Market Data Distributor Fee” shall mean the standard “distributor fee” that would be charged to a third Person distributor of a Non-Exclusive Licensed Market Data set.

“Non-Exclusive Licensed Market Data Fee Share” shall have the meaning set forth in Section 4.1(b).

“Non-Exclusive Licensed NMDS” shall have the meaning set forth in Section 2.7.

“Non-Exclusive NMDS Fee Share” shall have the meaning set forth in Section 4.3(b)(ii).

“Non-Trading User” shall have the meaning set forth in Section 5.2(a)(i).

“Non-Trading User List” shall have the meaning set forth in Section 5.2(a)(vii).

“Notice of Non-Renewal” shall have the meaning set forth in Section 6.1.

“NTU Fee Calculation” shall have the meaning set forth in Section 5.2(a)(iii).

“NTU Fee Share” shall have the meaning set forth in Section 5.2(a)(ii).

“Parties” shall have the meaning set forth in the Preamble.

“Percentage of Revenue Payable” shall have the meaning set forth in Section 4.3(a)(ii).

“Person” shall mean any individual, entity, firm, corporation, partnership, association, limited liability company, joint-stock company, trust, or unincorporated organization.

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“Qualifying Revenue” shall mean, with respect to any relevant period of time, the aggregate value of all RCM 19901 Subscription Fees for such period of time, excluding any value added, sales and/or other taxes and/or tariff duties directly levied on TP ICAP Customers in respect of the supply of RCM 19901 to them and any withholding or equivalent taxes that the TP ICAP Group is required to deduct under applicable tax laws; provided, that if at any time the TP ICAP Group ceases to provide RCM 19901 to TP ICAP Customers, “Qualifying Revenue” shall mean the revenues directly generated by GRC and its Affiliates from the distribution by them or a third party of RCM 19901.

“RCM 19901” shall mean that certain Reuters Capital Markets 19901 service (including any replacement or successor services thereto).

“RCM 19901 Subscription Fees” shall mean, with respect to any relevant period of time, all fees charged by the TP ICAP Group to a TP ICAP Customer during such period of time for receipt and use of RCM 19901.

“Receiving Party” shall have the meaning set forth in Section 8.1.

“Refinitiv Authorized Personnel” shall have the meaning set forth in Section 8.1.

“Refinitiv Competitor List” shall have the meaning set forth in Section 2.4.

“Refinitiv Delivery Mechanism” shall mean the services and facilities provided from time to time by TRM or any of its Affiliates in order to make available RCM 19901 to Subscribers.

“Refinitiv Parties” shall have the meaning set forth in the Preamble.

“Refinitiv Services” shall mean services and facilities provided from time to time by TRM or any of its Affiliates to any third Person.

“Refinitiv Subscriber” shall mean any third Person that is an authorized recipient of any Refinitiv Services.

“Refinitiv Limited Group” shall have the meaning set forth in Section 8.1.

“Renewal Term” shall have the meaning set forth in Section 6.1.

“Restricted List” shall mean those Persons set forth on Schedule A.

“Resultant Data” shall mean any data that is produced by Refinitiv Parties or their Affiliates by processing Licensed Data to produce data that is substantially different from the original Licensed Data and that would not allow a third party to identify (through reverse engineering or otherwise) the Licensed Data from which such Resultant Data was derived.

“Second A&R Agreement” shall have the meaning set forth in the Preamble.

“Self-Regulatory Organization” means the Financial Industry Regulatory Authority, Inc., the National Futures Association, the Chicago Board of Trade, the New York Stock Exchange, any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder), any other securities exchange, futures exchange, contract market, commodities market, any other such exchange, clearinghouse or corporation or other similar federal, state or foreign self-regulatory body or organization.

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“SLA” shall have the meaning set forth in Section 3.3.

“Steering Committee” shall have the meaning set forth in Section 5.3.

“Subscriber” means any third Person that subscribes from time to time to a Refinitiv Delivery Mechanism.

“Subsidiary” of any Person shall mean: (i) a corporation more than fifty percent (50%) of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof; or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. Solely with respect to Tradeweb for purposes of this Second A&R Agreement, “Subsidiary” shall include any company formed after the Effective Date that (i) directly or indirectly holds one hundred percent (100%) of the ownership equity of Tradeweb, (ii) is part of the same ownership group as, and operates the same business as, Tradeweb and its current Subsidiaries, and (iii) is not any Person (or any such Person’s Affiliates, successors or assigns) set forth on the Refinitiv Competitor List or any Persons reasonably known to be Affiliates of such Person.

“Term” shall have the meaning set forth in Section 6.1.

“Third Party Agreement” shall mean an agreement with a third Person to which a Party is bound.

“Thomson One” shall mean the Desktop Product currently marketed by TRM or any of its Affiliates under the trademark THOMSON ONE.

“TP ICAP” shall mean Tullet Prebon Information Limited.

“TP ICAP Customer” shall mean any Subscriber that has executed a TP ICAP Customer Agreement with the TP ICAP Group. For the avoidance of doubt, TP ICAP Customers shall not be considered Refinitiv Subscribers by virtue of their subscription to RCM 19901, provided, that such Person may separately qualify as a Refinitiv Subscriber with respect to other Refinitiv Services.

“TP ICAP Customer Agreement” shall mean the TP ICAP Group’s agreement with a TP ICAP Customer from time to time setting out the terms and conditions for a TP ICAP Customer’s access to and use of RCM 19901, including the US Treasuries Actives Data via a Refinitiv Delivery Mechanism.

“TP ICAP Group” shall mean Tullet Prebon Information Limited plc, its Affiliates and any entity that is a successor (including without limitation, by change of name, dissolution, merger, consolidation, reorganization, sale or other disposition) to any such business entity or its business and assets.

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“TP ICAP Loss Leader” shall mean to offer for sale at a disproportionate discount level compared to other services (either Refinitiv Services or TP ICAP Group services, as applicable) for the specific purpose of selling these other services to the same client or client Affiliate, or maintaining client’s or client Affiliates’ subscription to such other services. This does not cover the offer of discounts for RCM 19901 required in order to meet competition with respect to RCM 19901.

“Tradeweb” shall have the meaning set forth in the Preamble.

“Tradeweb-Entitled Trading Customer” shall mean, with respect to any set of Licensed Trading Data, the Trading Customers and Dealer Subscribers permissioned by Tradeweb or any of its Subsidiaries to have access to such Licensed Trading Data.

“Tradeweb Front-End Application” shall mean any electronic front-end application provided by Tradeweb or any of its Subsidiaries to Users (including any electronic front-end applications developed for the TWD Platform by Tradeweb or any of its Subsidiaries and white-labeled for or otherwise licensed to customers for their provision to Users), whether for view and trading access or for view only access.

“Tradeweb Operating Agreement” shall mean the Fourth Amended and Restated Limited Liability Company Agreement of Tradeweb Markets LLC, dated as of June 26, 2014, as may be amended or restated from time to time.

“Tradeweb Platform” shall mean any electronic trading platform made available by Tradeweb or any of its Subsidiaries to Users, including: (i) any Multi-Dealer to Customer Platform; (ii) any IDB Platform; and (iii) any TWD Platform.

“Tradeweb Viewer” shall mean a Tradeweb Front-End Application provided by Tradeweb or any of its Subsidiaries to Users for accessing a Multi-Dealer to Customer Platform, whether for view and trading access or for view only access.

“Tradeweb Viewer + Eikon” shall have the meaning set forth in Section 5.2(c)(i).

“Tradeweb Viewer License” shall have the meaning set forth in Section 5.2(b)(ii).

“Trading Activity” shall mean that portion of a User’s interaction with a Tradeweb Platform between entry of an indication of interest (via RFQ, order entry, click-to-trade or otherwise, as applicable to the relevant Tradeweb Platform) and trade execution.

“Trading Customer” shall mean a customer of Tradeweb or any of its Subsidiaries (other than a Dealer Subscriber) that is authorized by Tradeweb or any of its Subsidiaries to trade on a Tradeweb Platform.

“Trading Customer User” shall mean a User at a Trading Customer.

“Transition Period” shall have the meaning set forth in Section 6.2.

“Transaction Data” shall have the meaning set forth in Section 2.8.

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“TRM” shall have the meaning set forth in the Preamble.

“TW Competitor” shall mean any trading venue (including voice brokerage) that: (i) competes with any trading venue (including voice brokerage) operated by Tradeweb or any of its Subsidiaries; and (ii) is owned or operated by any Person on the Restricted List or any Persons reasonably known to be Affiliates of such Person.

“TW Per-User Product” shall have the meaning set forth in Section 5.2(a)(i).

“TW Revenue Threshold” shall have the meaning set forth in Section 5.2(a)(ii).

“TWD Platform” shall mean any electronic trading platform made available by Tradeweb or any of its Subsidiaries to Users primarily for use in connecting liquidity providers with financial advisors, RIAs, traders and buy-side investors.

“US CPI” shall mean the Consumer Price Index as published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-1984=100). If the US CPI is hereafter converted to a different standard reference base or otherwise revised, the determination of the US CPI adjustment shall be made with the use of such conversion factor, formula or table for converting the US CPI, as may be published by the United States Bureau of Labor Statistics, or, if such bureau shall no longer publish the same, then with the use of such conversion factor, formula or table as may be published by the applicable agency of the United States, or failing such publication, by a nationally recognized publisher of similar statistical information.

“User” shall mean a Person authorized to trade on a Tradeweb Platform or a customer of a Tradeweb or Tradeweb Subsidiary voice or hybrid inter-dealer broker.

“UST Competitor” shall mean any trading venue that: (i) competes with Dealerweb’s lit order book; and (ii) is owned or operated by any Person listed on the UST Restricted List or any Persons reasonably known to be Affiliates of such Person.

“UST Distribution Agreement” shall mean that certain agreement by and between GRC or its Affiliates and a member of the TP ICAP Group with respect to the provision of US Treasuries Actives Data to the TP ICAP Group by GRC or its Affiliates in relation to the provision of RCM 19901.

“UST License” shall have the meaning set forth in Section 2.3.

“UST Restricted List” shall mean those Persons set forth on Schedule K.

“UST Subscription Fee Share” shall have the meaning set forth in Section 4.1(d).

“US Treasuries Actives Data” shall have the meaning set forth in Schedule B-1.

“Year” shall mean the first consecutive twelve (12) calendar month period from the Effective Date and each subsequent consecutive twelve (12) calendar month period.

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Section 1.2.          Construction of Certain References. References in this Second A&R Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words “include,” “includes” and “including” when used in this Second A&R Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this Second A&R Agreement to Articles, Sections and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Second A&R Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Second A&R Agreement refer to this Second A&R Agreement in its entirety and not to any particular Article, Section or provision of this Second A&R Agreement. Unless otherwise indicated, references in this Second A&R Agreement to dollars are to U.S. dollars. The use of “revenue” herein shall refer to actual revenues determined in accordance with generally accepted accounting principles.

ARTICLE II. GRANT OF LICENSES; RESTRICTIONS

Section 2.1.           License for Market Data. Subject to all of the terms and conditions of this Second A&R Agreement, Tradeweb hereby grants to GRC an exclusive (except as to Non-Exclusive Licensed Market Data), perpetual and irrevocable (as to Licensed Market Data delivered pursuant to this Second A&R Agreement), terminable on the terms and conditions set forth in ARTICLE VI of this Second A&R Agreement, sub-licensable (subject to the same terms and conditions as set forth in this Second A&R Agreement), worldwide license to use and redistribute the Exclusive Licensed Market Data for any and all purposes, including distribution to Affiliates for redistribution to end users, and further including desktop display, feeds, input for algorithmic machine trading (fuel), valuation services, archiving, and redistribution to end users, and the right to take any action reasonably associated with such uses or redistribution, including the right to sell, offer for sale, distribute, reproduce, display, format, export, import, modify, collect, store, create representations, page displays, and yield calculations, create yields spreads and price spreads between portions of such data or between such data and the data of third Persons, make improvements to, prepare Derivative Works of and Resultant Data from, and exercise all other rights in and to the Exclusive Licensed Market Data (the “Market Data License”). The Market Data License includes Non-Exclusive Licensed Market Data; provided, however, that the Market Data License with respect to such data sets shall be non-exclusive. Upon termination or expiration of this Second A&R Agreement, the Market Data License shall automatically become a non-exclusive license as to Licensed Data delivered pursuant to this Second A&R Agreement.

Section 2.2.          Limited License for Trading Data. Subject to all of the terms and conditions of this Second A&R Agreement, Tradeweb hereby grants to GRC an exclusive, perpetual and irrevocable (as to Licensed Trading Data delivered pursuant to this Second A&R Agreement), terminable on the terms and conditions set forth in ARTICLE VI of this Second A&R Agreement, sub-licensable (subject to the same terms and conditions as set forth in this Second A&R Agreement), worldwide license to redistribute the Licensed Trading Data to Tradeweb-Entitled Trading Customers on a Desktop Product or through a Refinitiv Service (the “Limited Trading Data License”); provided, that GRC shall only redistribute Licensed IDB Trading Data and Licensed TWD Trading Data to Tradeweb-Entitled Trading Customers that request delivery of such data from GRC or any of its Affiliates. GRC acknowledges that Tradeweb has provided to it or its Affiliates one or more authentication APIs and may in the future provide one or more alternative or additional APIs or systems, in each case, to limit access of Licensed Trading Data to Tradeweb-Entitled Trading Customers (the “Entitlement System”). GRC shall not, and shall cause its Affiliates not to, distribute Licensed Trading Data if the Entitlement System is not implemented, and neither it nor its Affiliates will make any changes to such Entitlement System that would impact GRC’s or its Affiliates’ compliance with such Entitlement System without the written consent of Tradeweb, not to be unreasonably withheld. Tradeweb shall provide GRC with reasonable advance notice in accordance with the SLA regarding any changes that it intends to implement with respect to the Entitlement System, including with respect to any alternative or additional APIs or systems, and in any case shall provide GRC with at least as much advance notice as it provides to other third party systems impacted by such change (e.g., ISVs, OMSs, EMSs). Upon termination or expiration of this Second A&R Agreement, the Limited Trading Data License shall become a non-exclusive license as to Licensed Data delivered pursuant to this Second A&R Agreement.

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Section 2.3.          Additional UST License. Without limiting the Market Data License in respect of the US Treasuries Actives Data granted to GRC pursuant to Section 2.1 (the “UST License”), Tradeweb grants to GRC a limited license to sublicense, or to permit its Affiliates to sublicense, GRC’s rights under the UST License to the TP ICAP Group solely: (1) to the extent necessary for the TP ICAP Group to provide RCM 19901 to TP ICAP Customers pursuant to a TP ICAP Customer Agreement (including, without limitation, for purposes of branding, marketing, promotion and demonstration of RCM 19901), and/or (2) for internal use by the TP ICAP Group (clauses (1) and (2), collectively, the “Additional UST License”). Following January 26, 2019 (180 days after July 30, 2018), except to the extent otherwise agreed in writing by the Parties, any redistribution of the US Treasuries Actives Data by GRC or its Affiliates to the TP ICAP Group for use other than in accordance with clause (1) shall be subject to the applicable terms and conditions of this Second A&R Agreement.

(a) In connection with clause (1) of the Additional UST License, GRC or its Affiliates shall be permitted to provide the US Treasuries Actives Data to the TP ICAP Group to the extent necessary for the TP ICAP Group to perform calculations on the US Treasuries Actives Data and return the results thereof to GRC or its Affiliates for delivery to TP ICAP Customers via a Refinitiv Delivery Mechanism.

(b) In relation to the Additional UST License, GRC warrants that either it or its Affiliates shall contractually require during the term of the UST Distribution Agreement, in each case, (i) that the TP ICAP Group comply with all restrictions on the use and distribution of the US Treasuries Actives Data contained in this Second A&R Agreement, (ii) promptly notify Tradeweb if it, or its Affiliates, become aware of any material breach or threatened material breach of such restrictions, and (iii) procure for the benefit of Tradeweb the rights under the Contracts (Rights of Third Parties) Act of 1999 to enforce the rights and restrictions set forth in the UST Distribution Agreement (excluding any relevant audit clause set forth in such agreement; provided, that GRC represents that, as of the Effective Date, the UST Distribution Agreement does not include any provision that would prohibit GRC or its Affiliates notifying Tradeweb to the extent it or such Affiliate becomes aware of any material breach or threatened material breach related to the TP ICAP Group’s use and distribution of the US Treasuries Actives Data as a result of any audit). To the extent Tradeweb exercises such rights under the Contracts (Rights of Third Parties) Act of 1999, GRC or its Affiliates shall, at Tradeweb’s expense, provide such assistance to Tradeweb as it reasonably requires to enforce such rights and restrictions against TP ICAP. Neither GRC nor its Affiliates shall be responsible for any breach by the TP ICAP Group of the UST License (as sub-licensee of GRC or its Affiliates), including, without limitation, any failure to comply with the restrictions on use and distribution of the US Treasuries Actives Data contained in this Second A&R Agreement.

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Section 2.4.          Restriction on Distribution by Tradeweb. Tradeweb shall not distribute or permit any of its Subsidiaries or any third Persons to distribute any Exclusive Licensed Data electronically, except, that Tradeweb and its Subsidiaries shall retain the right to distribute Exclusive Licensed Data (and any Derivative Works thereof) electronically or otherwise: (a) via a Tradeweb Front-End Application or Microsoft Excel (or any other spreadsheet program) interface integrated with a Tradeweb Front-End Application; (b) via data feeds and other data distribution means to the extent necessary for Tradeweb or any of its Subsidiaries’ transactional business, provided, that in each case, Tradeweb shall only market and offer Tradeweb Front-End Applications and data feeds intended primarily for trade execution (and not primarily for market data distribution or redistribution); (c) solely with respect to Licensed Trading Data, to independent software vendors (ISVs), Order Management System (OMS) providers and Execution Management System (EMS) providers solely for purposes of enabling such vendors to provide such Licensed Trading Data to Tradeweb-Entitled Trading Customers; (d) for the purpose of supporting Trading Customers and Dealer Subscribers in connection with such customers’ and dealers’ regulatory inquiries and obligations, litigation, contractual obligations with their customers relating to execution of transactions on a Tradeweb Platform, and required clearing obligations; and (e) to Trading Customers or Dealer Subscribers as an input to the following existing pre- and post-trade research products and successors thereof that do not materially alter the substance of such products by expanding the functionality of such products as a whole or the scope of the data provided therein: Transaction Cost Analysis, Best Execution, Best Execution Plus, and Liquidity Index; provided, that to the extent Exclusive Licensed Data is used as an input to such research products, Tradeweb will not distribute such Exclusive Licensed Data independent with or from such research products. Notwithstanding the above, Tradeweb shall, and shall cause its Subsidiaries to not, under any circumstance, license or otherwise provide any Exclusive Licensed Data to any Person (or any such Person’s Affiliates, successors or assigns) set forth on Schedule J or any Persons reasonably known to be Affiliates of such Person (such Schedule, the “Refinitiv Competitor List”) without the written consent of GRC; provided, that the foregoing restriction shall not apply with respect to Licensed Trading Data applicable to clause (c) above. GRC shall have the right to amend the Refinitiv Competitor List on ninety (90) days’ written notice, subject to Tradeweb’s approval, not to be unreasonably withheld. GRC agrees to consider, on a case-by-case basis, any reasonable requests from Tradeweb to waive or limit the application of the Refinitiv Competitor List; provided, however, that GRC retains the right to reject any such request that GRC deems adverse to its commercial and business interests, or to condition its approval as it deems appropriate to preserve such interests, in each case, using its reasonable discretion. Notwithstanding anything to the contrary contained in this Second A&R Agreement, Tradeweb may distribute Exclusive Licensed Market Data, including to any Person on the Refinitiv Competitor List, for the purpose of branding, marketing, promotion and demonstration of Tradeweb services, including to print, broadcasting and multimedia news outlets; provided, that such distributed Exclusive Licensed Market Data is not distributed by Tradeweb in a format that would enable the recipient to use such Exclusive Licensed Market Data as a substitute for obtaining its own subscription to such Exclusive Licensed Market Data from GRC or its Affiliates; provided, further, that the Refinitiv Parties acknowledge and agree that Tradeweb may, from time to time, distribute Exclusive Licensed Market Data to news outlets for the above purposes, including to Persons on the Refinitiv Competitor List. For the avoidance of doubt, nothing in this Section 2.4 shall restrict Tradeweb or its Affiliates from engaging in any merger, acquisition, asset sale, disposition or any other type of business combination with any Person listed on the Refinitiv Competitor List or any of their respective Affiliates (or any such Person’s or its Affiliates’ successors or assigns); provided, however, that the obligations in this Section 2.4 will continue to apply during and after any such activity. Notwithstanding anything to the contrary herein, Tradeweb shall retain the right to use Exclusive Licensed Data, and any Derivative Works thereof, solely in connection with its trading activities. Tradeweb shall also ensure that any contracts entered into on or after the Effective Date for the provision of Exclusive Licensed Data (or any Derivative Works thereof) to customers over direct API connections will permit such customers to use such data solely for trade execution purposes, and for customers to directly support such trade execution purposes, and will restrict redistribution and use not in connection with a Tradeweb marketplace. In the event that a Refinitiv Party or any of its Affiliates develops an index or benchmark product using Exclusive Licensed Data that has value to customers on a Tradeweb Platform, the Parties shall negotiate in good faith (via the Steering Committee and/or otherwise) to license such product to Tradeweb pursuant to a separate distribution agreement for use as permitted under this Section 2.4 for a reduced fee that takes into consideration the extent to which Tradeweb was a source of the data underlying such product; provided, however, that the Refinitiv Parties may determine in their sole discretion not to offer or provide any discount to Tradeweb or its Subsidiaries. Tradeweb shall, as soon as reasonably practicable, but in no event later than thirty (30) days following the execution of this Second A&R Agreement, provide notice of its withdrawal and resignation as a member of MBIS, in accordance with the terms of such membership. Notwithstanding anything to the contrary herein, Tradeweb shall be permitted to continue to provide muni data to MBIS in the ordinary course pursuant to its existing agreements with MBIS until the earlier of: (i) the finalization of such withdrawal and resignation, and (ii) June 30, 2019.

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Section 2.5.          Restriction on Distribution by GRC. Notwithstanding any other provision of this Second A&R Agreement, GRC shall not, and shall cause its Affiliates not to, without the prior written consent of Tradeweb: (a) distribute US Treasuries Actives Data to any UST Competitor; or (b) distribute Licensed Data (other than US Treasuries Actives Data) to any TW Competitor. In the event that Tradeweb notifies GRC in writing of its reasonable belief that (i) Licensed Data (other than US Treasuries Actives Data) has been distributed by GRC or its Affiliates to a TW Competitor to an extent not permitted by this Section 2.5, or (ii) a trading venue (including voice brokerage) owned or operated by a third Person competes with a trading venue (including voice brokerage) operated by Tradeweb or any of its Subsidiaries, but such trading venue is neither a TW Competitor as defined herein nor subject to an applicable waiver pursuant to this Section 2.5 (whether by reason of its creation, new activities undertaken by it or by Tradeweb, previous oversight, or otherwise), then in each case GRC shall investigate such matter in cooperation with Tradeweb and, with respect to clause (i), if such distribution has been made to an extent not permitted by this Section 2.5, GRC shall discontinue such distribution as soon as reasonably practicable unless Tradeweb grants a waiver with respect thereto in accordance with this Section 2.5, and, with respect to clause (ii), such trading venue (including voice brokerage) shall be added to the Restricted List upon the consent of GRC, such consent not to be unreasonably withheld or delayed. Tradeweb agrees to consider, on a case-by-case basis, any reasonable requests from GRC to waive or limit the application of the Restricted List or the UST Restricted List, such limitation or waiver not to be unreasonably withheld; provided, however, that without limiting the generality of the foregoing, Tradeweb will not be deemed to be unreasonably withholding consent with respect thereto if Tradeweb reasonably believes that granting such limitation or waiver would create a material competitive concern for Tradeweb or its Subsidiaries. Notwithstanding anything to the contrary in this Section 2.5: (A) any waivers or exceptions granted by Tradeweb in respect of Section 2.4 of the Amended Agreement or the Original Agreement, as applicable, shall continue under this Second A&R Agreement; and (B) if, as of the Effective Date, GRC or its Affiliates is distributing Licensed Data in contravention of this Section 2.5 but such distribution would not have been a violation of Section 2.4 of the Amended Agreement, GRC and its Affiliates shall be permitted to continue such distribution solely with respect to the Licensed Data that is part of such distribution. For the avoidance of doubt, nothing in this Section 2.5 shall restrict GRC or its Affiliates from engaging in any merger, acquisition, asset sale, disposition or any other type of business combination with any Person listed on the Restricted List or the UST Restricted List or any of their respective Affiliates (or any such Person’s or its Affiliates’ successors or assigns); provided, however, that the obligations in this Section 2.5 will continue to apply during and after any such activity. GRC shall also ensure that Licensed Data is distributed only to end users who have executed or otherwise accepted a market data subscription agreement which, among other things: (1) shall prohibit the further redistribution or sublicensing of US Treasuries Actives Data to any UST Competitor or Licensed Data (other than US Treasuries Actives Data) to any TW Competitor, as applicable; and (2) shall contain customary provisions regarding confidentiality, disclaimers of warranties and limitation of liability, and provisions ensuring that Tradeweb shall have no liability to Refinitiv Subscribers resulting from such Refinitiv Subscribers’ access via a Refinitiv Service to Licensed Data or a Tradeweb Platform. GRC shall promptly inform Tradeweb of any breach or threatened breach of any market data subscriber agreement or other sublicense agreement involving Licensed Data, and shall use commercially reasonable efforts to remedy or prevent such breach or threatened breach. A copy of the current Refinitiv Master Agreement has been separately delivered to Tradeweb. Notwithstanding anything to the contrary contained in this Second A&R Agreement, provided that the Refinitiv Parties attribute Licensed Market Data in accordance with Section 3.6 herein, GRC may distribute, and may permit its Affiliates to distribute, Licensed Data for the purpose of branding, marketing, promotion and demonstration of Refinitiv Services, including to print, broadcasting and multimedia news outlets, and for the purpose of supporting Refinitiv Subscribers in connection with such Refinitiv Subscribers’ regulatory inquiries and obligations, litigation, contractual obligations with their customers relating to execution of transactions on a Tradeweb Platform, and required clearing obligations.

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Section 2.6.          GRC Redistributors. GRC shall provide to Tradeweb within thirty (30) days of the Effective Date a list of all third party redistributors used by GRC or its Affiliates to redistribute Licensed Market Data. Before entering a new redistribution arrangement for Licensed Market Data after the Effective Date (other than financial services customers having typical limited rights of redistribution to their own clients), GRC shall consider in good faith any strategic concerns raised by Tradeweb concerning such new redistribution arrangement.

Section 2.7.          New Market Data Sets. Tradeweb may from time to time (a) subject to the terms and conditions of the Tradeweb Operating Agreement, create or acquire new market data sets that are not included on Schedule B or Schedule C and that are designed for distribution as a market data product, or (b) be obligated pursuant to Section 3.6(d) of the Tradeweb Operating Agreement (or alternative decision making process substituted therefor in the Tradeweb Operating Agreement from time to time) to create and distribute a new market data set as a market data product (each, a “New Market Data Set”). In connection with the foregoing, Tradeweb shall promptly notify GRC in writing of its intention to distribute any such New Market Data Set, including a description of the applicable New Market Data Set. If GRC or any of its Affiliates makes such New Market Data Set available over, through or by means of a Desktop Platform or other Refinitiv Service prior to the date that is the later of six (6) months from (i) the date that Tradeweb gives notice to GRC of its intention to distribute such New Market Data Set, and (ii) the date that Tradeweb provides GRC with substantially all of the API and other specifications as reasonably necessary for GRC or its Affiliates to prepare to distribute such New Market Data Set (the “Implementation Period”) (provided that Tradeweb shall comply with Section 3.8 within the first two (2) months of the Implementation Period), then Schedule B shall be automatically amended to include such New Market Data Set (each, an “Exclusive Licensed NMDS”), and such Exclusive Licensed NMDS shall become Exclusive Licensed Market Data subject to all applicable terms and conditions of this Second A&R Agreement, including, but not limited to, Section 4.3(a). If GRC or any of its Affiliates fails to make such New Market Data Set available over, through or by means of a Desktop Platform or other Refinitiv Service prior to the end of the Implementation Period, then, unless otherwise agreed in writing by Tradeweb and GRC, Schedule C shall be automatically amended to include such New Market Data Set (each, a “Non-Exclusive Licensed NMDS”), and such Non-Exclusive Licensed NMDS shall become Non-Exclusive Licensed Market Data subject to all applicable terms and conditions of this Second A&R Agreement, including, but not limited to, Section 4.3(b). Tradeweb’s failure to comply with Section 3.8 within the first two (2) months of the Implementation Period shall not constitute a breach of this Second A&R Agreement, provided, that the Implementation Period shall be extended by the amount of time from the end of such two (2) month period until Tradeweb complies with Section 3.8.

Section 2.8.          License to Transaction Data. To the extent that a transaction, RFQ, or other User interaction with a Tradeweb Platform is conducted via a Refinitiv Service, and in the context of such User interaction a Refinitiv Party or Affiliate thereof provides data (including Resultant Data) to Tradeweb (“Transaction Data”), GRC hereby grants to Tradeweb a perpetual, non-exclusive, irrevocable (as to Transaction Data provided pursuant to this Second A&R Agreement) license to use and archive such Transaction Data in substantially the same manner and to substantially the same extent that Tradeweb uses and archives like information that would have been generated had such User interaction been conducted via the Tradeweb Viewer.

Section 2.9.          License for Historical Market Data. Without limiting the Market Data License, subject to all of the terms and conditions of this Second A&R Agreement, Tradeweb hereby grants to GRC an exclusive, perpetual and irrevocable, terminable on the terms and conditions set forth in ARTICLE VI of this Second A&R Agreement, sub-licensable (subject to the same terms and conditions as set forth in this Second A&R Agreement), worldwide license to use and redistribute the Historical Market Data for any and all purposes permitted in Section 2.1; provided, however, that such license shall be deemed granted only upon Tradeweb’s initial delivery of such Historical Market Data as set forth in Section 3.3 below (the “Historical Market Data License”). For the avoidance of doubt, the Historical Market Data License is in addition to, and shall not modify or limit in any manner, GRC’s license to Licensed Market Data granted pursuant to Section 2.1.

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ARTICLE III. OWNERSHIP AND DELIVERY OF LICENSED DATA

Section 3.1.          Ownership of Licensed Data. As between the Parties, Tradeweb shall own all right, title, and interest in and to all Licensed Data.

Section 3.2.          Ownership of Resultant Data. As between the Parties, GRC shall own all right, title, and interest in and to all Resultant Data.

Section 3.3.          Delivery of Licensed Data. It is acknowledged and agreed by the Parties that as of the Effective Date, the format and manner in which Tradeweb delivers the Licensed Market Data to the Refinitiv Parties are mutually acceptable. Prior to implementing any changes to such existing data delivery format or developing a new data delivery format for Licensed Data first provided after the Effective Date, the Parties will cooperate to develop a reasonable and mutually acceptable implementation plan for such format changes or new format in accordance with the change control procedures set forth in the service level agreement on the attached Schedule E (the “SLA”). Tradeweb shall make, or shall have made, available to GRC as of the Effective Date all Data Sets set forth on Schedule B and Schedule C, respectively, except for (a) Data Sets (or portions of existing Data Sets) that were not Licensed Market Data delivered under the Amended Agreement and are indicated on Schedule B as being sourced from “Tradeweb Institutional”, which Tradeweb shall make available to GRC as soon as reasonably practicable following the Effective Date, but not later than December 31, 2018, and (b) Data Sets indicated on Schedule B as being sourced from “Tradeweb Direct” and “Dealerweb”, which Tradeweb shall make available to GRC in accordance with a delivery schedule to be mutually agreed upon by the Parties, provided, that all such Data Sets shall be delivered not later than March 31, 2019 (unless otherwise mutually agreed in writing by the Parties). Within sixty (60) days following (i) each initial delivery date of Historical Market Data set forth on Exhibit L, and (ii) each quarter after such initial deliver date during the Term and any Transition Period, Tradeweb shall deliver to GRC all of the applicable Historical Market Data corresponding to such initial delivery date as set forth on Exhibit L.

Section 3.4.          Delivery Costs. Subject to Section 5.1(a) and Section 5.1(b), each Party shall bear its own equipment costs (including hardware, software and information technology costs) associated with transmission and delivery of Licensed Data. GRC shall be responsible for all telecommunications costs relating to the delivery of Licensed Data hereunder.

Section 3.5.          Service Levels. Tradeweb shall, during the Term and the Transition Period, transmit Licensed Data to GRC on the terms and conditions and in accordance with the level of care, professional skill and service, including frequency and speed of data delivery set forth in the SLA, and any changes thereto shall be made only in accordance with the change control procedures set forth in the SLA.

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Section 3.6.          Attribution. GRC shall ensure, and shall cause its Affiliates to ensure, that all Licensed Data displayed on a Desktop Product or provided or distributed through any other Refinitiv Service to any customer of GRC or its Affiliates clearly attributes the source of such Licensed Data to the appropriate Tradeweb business line, to the extent practicably consistent with the attribution practices of GRC and its Affiliates. The Parties agree to discuss in good faith the appropriate attribution for all Data Sets as soon as practicable following the Effective Date. For the avoidance of doubt, the Parties’ failure to have such discussions shall not relieve GRC of its attribution obligations under this section. In addition, Tradeweb and GRC hereby agree to cooperate in good faith to create, from time to time, new pages on Eikon for the display of benchmark data of Tradeweb. For the avoidance of doubt, where Licensed Data appears with data that is not Licensed Data, GRC shall ensure, and shall cause its Affiliates to ensure, to the extent practicable, that the data display indicates which data is Licensed Data (and that the applicable Tradeweb business line is the source of such data) and which data is not Licensed Data. In addition, to the extent practicable, if GRC authorizes distribution of Licensed Market Data to the media, including print, broadcasting and multimedia news outlets, GRC shall ensure that such distribution clearly attributes the applicable Tradeweb business line as the source of such data.

Section 3.7.          Changes in Licensed Data. Subject to the SLA, Tradeweb shall provide GRC with as much advance notice as practicable regarding any changes that it intends to implement with respect to the content, format, distribution or display of Licensed Data to Users, and in any case shall provide GRC with sufficient notice and information to permit GRC and its Affiliates to prepare their systems to receive the revised Licensed Data and to implement the intended changes at substantially the same time and in substantially the same manner as such changes are being implemented by Tradeweb; provided, that any failure by GRC and its Affiliates to implement such changes concurrently with Tradeweb shall not prevent or delay Tradeweb from implementing such changes.

Section 3.8.          Delivery of New Market Data Sets. As soon as reasonably practicable following the introduction of a New Market Data Set in accordance with Section 2.7, Tradeweb shall provide to GRC an API and any necessary specifications for such New Market Data Set, and shall make available to GRC a live feed for such New Market Data Set.

Section 3.9.          Customer Pricing. Subject to Section 4.7, GRC and its Affiliates may distribute Licensed Data to third Persons at prices determined by GRC or its Affiliates in their sole discretion. Subject to Section 4.8, Tradeweb and its Affiliates may provide TW Per-User Products to third Persons at prices determined by Tradeweb or its Affiliates in their sole discretion.

Section 3.10.         Third Party Rights. No rights in any Intellectual Property licensed to Tradeweb under a Third Party Agreement are granted hereunder by Tradeweb to GRC if the grant of such rights would violate the terms of the Third Party Agreement; provided, that at GRC’s reasonable request, Tradeweb shall use commercially reasonable efforts to obtain approval for a grant of such rights to GRC from the relevant third Person; and provided, further, that GRC shall be responsible for payment of any additional royalties or fees required to obtain the grant of such rights.

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ARTICLE IV. FEES AND PAYMENT; TAXES; DOCUMENTATION

Section 4.1.          License Fees for Market Data Sets.

(a) In consideration for the grant of the Market Data License, the Limited Trading Data License and the Historical Market Data License, and in accordance with Section 4.4(a), during each Year of the Initial Term, GRC shall pay to Tradeweb the corresponding annual license fee set forth in Schedule D (the “Annual License Fee”). Thereafter, during each Year of any Renewal Term, the Annual License Fee in effect for the prior Year will be subject to an annual price increase, effective as of November 1 of the relevant Year, equal to [***]. Except as set expressly set forth in Section 4.1(b), (c) and (d), and Section 4.3(a)(ii) and Section 4.3(b)(ii), the Annual License Fee will be the sole consideration in respect of the Licenses.

(b) In addition to the Annual License Fee, and in accordance with Section 4.4(b), during each Year of the Term and the Transition Period, GRC shall pay to Tradeweb an amount equal to [***] of the revenue GRC and its Affiliates directly generate from the distribution of Non-Exclusive Licensed Market Data (other than as indicated on Schedule C and other than in respect of MiFID II Pre-Trade APA Market Data and Non-Exclusive Licensed NMDS) to third Persons, over, through or by means of Desktop Products or other Refinitiv Services (the “Non-Exclusive Licensed Market Data Fee Share”). The Parties acknowledge and agree that all Non-Exclusive Licensed Market Data Distributor Fees are [***].

(c) In addition to the Annual License Fee, and in accordance with Section 4.4(b), during each Year of the Term and the Transition Period, GRC shall pay to Tradeweb an amount equal to [***] of the revenue GRC and its Affiliates directly generate from distribution of MiFID II Pre-Trade APA Market Data to third Persons, over, through or by means of Desktop Products or other Refinitiv Services (the “MiFID II Pre-Trade APA Fee Share”).

(d) In addition to the Annual License Fee, in consideration for the UST License as it relates to the provision of RCM 19901, and in accordance with Section 4.4(b), during each Year of the Term and the Transition Period, GRC shall pay to Tradeweb an amount equal to the greater of (i) [***] of the Qualifying Revenue for such Year, or (ii) [***] (as applicable, the “UST Subscription Fee Share”). For the avoidance of doubt, GRC shall not owe or pay to Tradeweb the “Annual Fixed Fee” or “Optional Service Fee” contemplated by the Addendum.

Section 4.2.          License Fee for Transition Period. If the Transition Period follows the Initial Term, the license fee for the Transition Period shall be equal to the Annual License Fee in effect for the prior Year plus: (a) if Tradeweb gives Notice of Non-Renewal, a price increase equal to the greater of (i) [***], and (ii) [***]; or (b) if either Refinitiv Party gives Notice of Non-Renewal, a price increase calculated based on [***]. If the Transition Period follows a Renewal Term, the license fee for the Transition Period shall equal the Annual License Fee in effect for the prior Year plus a price increase calculated based on [***]. The license fee for the Transition Period shall be payable in accordance with Section 4.4(a).

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Section 4.3.          License Fee for New Market Data Sets.

(a)          Exclusive Licensed NMDS

(i)          The Parties acknowledge and agree that the consideration for the Market Data License and Limited Trading Data License in respect of all Exclusive Licensed NMDSs distributed over, through or by means of a Desktop Product during each Year of the Term and the Transition Period shall be [***].

(ii)         In addition to the Annual License Fee, and in accordance with Section 4.4(b), during each Year of the Term and the Transition Period, GRC shall pay to Tradeweb an amount equal to: (A) with respect to the first year following the date such Exclusive Licensed NMDS is first made available over, through or by means of a Refinitiv Service (other than a Desktop Product) (“First Distribution Year”), [***] of the revenue GRC and its Affiliates directly generate from the distribution of Exclusive Licensed NMDS to third Persons over, through or by means of Refinitiv Services (other than Desktop Products); and (B) with respect to any year after the First Distribution Year, a percentage of the revenue GRC and its Affiliates directly generate from such distribution in accordance with the following table (the “Percentage of Revenue Payable”) (the revenue share set forth in clauses (A) and (B), as applicable, the “Exclusive NMDS Fee Share”):

Annual Revenue	Percentage of Revenue Payable
$1 - $1,000,000	[***]
$1,000,001 - $2,000,000	[***]
$2,000,001 - $3,000,000	[***]
> $3 million	[***]

For the avoidance of doubt, the Percentage of Revenue Payable with respect to an Exclusive Licensed NMDS shall apply only to the portion of revenue generated during the relevant year from the distribution of such Exclusive Licensed NMDS over, through or by means of a Refinitiv Service (other than a Desktop Product) that falls within the corresponding bucket in the foregoing table. Solely by way of example, if GRC and its Affiliates collectively generate $1,000,001 of revenue during any relevant year subsequent to the First Distribution Year, GRC shall pay Tradeweb an amount equal to [***], which is [***], for the relevant year.

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(b)          Non-Exclusive Licensed NMDS

(i)          The Parties acknowledge and agree that the consideration for the Market Data License and Limited Trading Data License in respect of all Non-Exclusive Licensed NMDSs distributed over, through or by means of a Desktop Product during each Year of the Term and the Transition Period shall be [***].

(ii)          In addition to the Annual License Fee, and in accordance with Section 4.4(b), during each Year of the Term and the Transition Period, GRC shall pay Tradeweb an amount equal to [***] of the revenue GRC and its Affiliates directly generate from the distribution of Non-Exclusive Licensed NMDS to third Persons over, through or by means of Refinitiv Services (other than Desktop Products) (the “Non-Exclusive NMDS Fee Share”).

Section 4.4.          Payment.

(a) GRC shall, or shall cause its Affiliates to, pay the Annual License Fee, including the Annual License Fee payable with respect to the Transition Period, as applicable, quarterly in advance on the 1st of November, February, May and August.

(b) GRC shall, or shall cause its Affiliates to, pay, as applicable, each of the Exclusive NMDS Fee Share, Non-Exclusive NMDS Fee Share, Non-Exclusive Licensed Market Data Fee Share, MiFID II Pre-Trade APA Fee Share, and UST Subscription Fee Share, quarterly in arrears in accordance with the procedures set forth in Section 4.4(b)(i) below. Notwithstanding anything to the contrary herein, GRC shall, or shall cause its Affiliates to, pay any amount necessary to satisfy the minimum amount of the UST Subscription Fee Share with respect to any Year as part of the final quarterly payment for such Year.

(i)          GRC shall, within thirty (30) calendar days following the end of each quarter during the Term and the Transition Period, provide Tradeweb with: (A) a calculation of each of the Exclusive NMDS Fee Share, Non-Exclusive NMDS Fee Share, Non-Exclusive Licensed Market Data Fee Share, MiFID II Pre-Trade APA Fee Share, and UST Subscription Fee Share, in each case, as applicable, to the relevant quarter; (B) subject to applicable Laws and contractual obligations of the Refinitiv Parties or any of their Affiliates with any third Person, documentation and information reasonably required to support GRC’s calculation for each of the foregoing Fees; and (C) subject to applicable Law and contractual obligations, a list of TP ICAP Customers receiving RCM 19901 and the amount of RCM 19901 Subscription Fees attributable to each such TP ICAP Customer for the relevant quarter (collectively, the “Fee Calculation”). GRC represents that no contractual restriction exists in the UST Distribution Agreement that would prohibit GRC from providing the information in clause (C) above.

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(ii)         Beginning on the calendar day Tradeweb receives the Fee Calculation, Tradeweb shall have twenty (20) calendar days to review such Fee Calculation and notify GRC of any disputed amount or calculation therein. During such twenty (20) calendar day period, GRC shall use commercially reasonable efforts to assist Tradeweb with any reasonable inquires relating to (A) the aggregate level of revenues, and (B) compliance with the restrictions set forth in Section 4.7, as applicable. Tradeweb acknowledges that GRC’s ability to provide information and assistance is, as it relates to the UST Subscription Fee Share, dependent on GRC’s ability to obtain such information and assistance from TP ICAP or its Affiliates, and neither GRC nor its Affiliates shall be responsible for any failure to provide such information or assistance to the extent such failure is attributable to TP ICAP; provided, however, that GRC or its applicable Affiliate shall use commercially reasonable efforts to enforce its right to this information.

(iii)        In the event Tradeweb timely disputes any amount or calculation set forth in the Fee Calculation, Tradeweb and GRC shall attempt in good faith for a period of at least thirty (30) days to resolve such dispute between themselves, following which Tradeweb may elect by providing written notice in accordance with Section 9.1 herein (a “Dispute Notice”) to GRC to exercise its rights under the dispute resolution process attached hereto as Schedule H (“Dispute Resolution Process”) to resolve the matter (which matter shall be deemed a “Dispute Resolution Matter”).

(iv)        To the extent Tradeweb fails to provide a Dispute Notice in accordance with clause (iii) above, Tradeweb shall, following the end of the relevant quarter, furnish GRC with an invoice which sets forth, as applicable, in respect of the relevant quarter, the Exclusive NMDS Fee Share, Non-Exclusive NMDS Fee Share, Non-Exclusive Licensed Market Data Fee Share, MiFID II Pre-Trade APA Fee Share, and UST Subscription Fee Share, in each case, as set forth in the Fee Calculation. GRC shall pay, or shall ensure that its designated Affiliate pays, the invoiced amount to Tradeweb no later than sixty (60) days after the delivery of such invoice. To the extent Tradeweb provides a Dispute Notice in accordance with clause (iii) above, GRC shall, or shall cause its Affiliates to, pay Tradeweb any Fees due and owing pursuant to the Dispute Resolution Process within thirty (30) days of the completion thereof.

(c) Tradeweb shall, following the end of each calendar month during the Term and the Transition Period, furnish TRM with an invoice which sets forth, in respect of such calendar month, the Eikon Upgrade Fees due and payable by TRM, or its designated Affiliate, with respect thereto. TRM shall pay, or shall ensure that its designated Affiliate pays, the undisputed portion of the invoiced amount to Tradeweb no later than sixty (60) days after the delivery of such invoice. If TRM shall dispute any amount invoiced hereunder, TRM and Tradeweb shall attempt in good faith for a period of at least thirty (30) days to resolve such dispute between themselves, following which TRM may provide a Dispute Notice to Tradeweb to exercise its rights under the Dispute Resolution Process to resolve the matter (such matter to be deemed a Dispute Resolution Matter).

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Section 4.5.          Taxes. The Refinitiv Parties shall be responsible for any fees or charges payable to any government, regulatory organization or other body in connection with the Licenses, and any sales, use, value added, property, duties or other taxes arising in relation thereto under this Second A&R Agreement, but excluding any taxes on the net income of Tradeweb. The Refinitiv Parties shall be permitted to withhold from Fees any present or future taxes, duties, assessments, fees or other governmental charges that are the responsibility of Tradeweb as required by Law. If any such withholding is required, Tradeweb shall be treated as if it had received all Fees without such withholding.

Section 4.6.          No Fees for Distribution of Resultant Data. GRC and its Affiliates shall not be required to pay any additional fees for distribution or use of Resultant Data.

Section 4.7.          Refinitiv Pricing. With respect to each of the Exclusive NMDS Fee Share, Non-Exclusive NMDS Fee Share, Non-Exclusive Licensed Market Data Fee Share, and MiFID II Pre-Trade APA Fee Share, respectively, GRC shall not, and shall cause its Affiliates not to, license: (a) Exclusive Licensed NMDS, (b) Non-Exclusive Licensed NMDS, (c) Non-Exclusive Licensed Market Data, or (d) MiFID II Pre-Trade APA Market Data, as applicable, to third Persons as a Loss Leader. Where GRC and its Affiliates are responsible for determining the price at which RCM 19901 is distributed to third Persons, GRC agrees that neither it nor its Affiliates shall license RCM 19901 as a TP ICAP Loss Leader. Where the TP ICAP Group is responsible for determining the price at which RCM 19901 is distributed to third parties, GRC warrants that either it or its Affiliates shall contractually require during the term of the UST Distribution Agreement, that the TP ICAP Group shall not license RCM 19901 as a TP ICAP Loss Leader, and GRC agrees to use commercially reasonable efforts to include substantially similar contractual requirements in any future arrangement (with the TP ICAP Group or another third Person) with respect to distribution of RCM 19901.

Section 4.8.          Tradeweb Pricing. With respect to the NTU Fee Share, Tradeweb shall not, and shall cause its Affiliates not to, license TW Per-User Products to Non-Trading Users as a Loss Leader.

ARTICLE V. CUSTOMER, JOINT MARKETING AND DEVELOPMENT EFFORTS

Section 5.1.          Market Data Access Arrangements.

(a)          Tradeweb shall, and shall cause its Subsidiaries to, provide Licensed Market Data via Tradeweb’s server (the “MD Server” and files from https://md-us.tradeweb.com/marks) to certain customers of TRM or its Affiliates during the Term and the Transition Period, as requested by TRM, or its designated Affiliate.

(b)          In consideration of Tradeweb’s undertakings under Section 5.1(a) above, TRM shall, or shall cause its Affiliates to, pay to Tradeweb the MD Server Fees and Marks Fees specified in Schedule F.

(c)          Tradeweb shall, and shall cause its Subsidiaries to: (i) use commercially reasonable efforts to assist TRM in migrating such customers from the existing Tradeweb infrastructure to TRM or TRM Affiliate infrastructure and, where applicable, from legacy Tradeweb contracts to TRM or TRM Affiliate contracts; and (ii) promptly upon request by TRM or its designated Affiliate, cease to provide Exclusive Licensed Data via such Tradeweb infrastructure to any such customer of TRM or its Affiliates as notified (including via email) to Tradeweb by TRM or its designated Affiliate; provided, that where applicable, prior to terminating access to the relevant Exclusive Licensed Data, Tradeweb and TRM shall work together in good faith to resolve any issues relating to such customer, including, but not limited to, providing such customer with a cure period consistent with such customer’s contract with TRM or its Affiliate.

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Section 5.2.          Joint Efforts.

(a) Non-Trading User.

(i)          A “Non-Trading User” is a User of a product on a Tradeweb Platform (A) where such product corresponds to data in the Exclusive Licensed Market Data, and (B) for which per-User access fees are applicable (each, a “TW Per-User Product”), who receives his or her User identifier and password for the Tradeweb Viewer or other Tradeweb Front-End Application on or after the Effective Date, and who in any continuous six (6) month period thereafter fails to trade or send a trade inquiry or otherwise make a documented effort to trade on any Tradeweb Platform, and at the conclusion of such six month period either (1) is not actively (which, for the avoidance of doubt, does not mean continuously) using the Tradeweb Viewer or other Tradeweb Front-End Applications to provide technical support, or (2) is not deemed by Tradeweb, in its sole, reasonable discretion after consulting with TRM, to be a strategic trade execution prospect. A User shall remain a Non-Trading User effective as of the end of such six (6) month period until such time as such User executes a trade, sends a trade inquiry or otherwise makes a documented effort to trade, at which time such User shall cease being a Non-Trading User until such date he or she meets the criteria set forth in the above definition. Tradeweb represents that it provided User identifiers and passwords for the Tradeweb Viewer and other Tradeweb Front-End Applications in the ordinary course of business for the period of October 1, 2018 to October 31, 2018.

(ii)         Tradeweb shall not owe or pay the Refinitiv Parties any fee or charges in respect of the first [***] of revenue it or its Affiliates directly generate in respect of Non-Trading Users’ access to TW Per-User Products (the “TW Revenue Threshold”). During each Year of the Term and the Transition Period, and in accordance with clauses (iii)-(v) below, Tradeweb shall pay to TRM an amount equal to [***] of the revenue Tradeweb and its Affiliates directly generate in respect of Non-Trading Users’ access to TW Per-User Products in excess of the one-time TW Revenue Threshold (the “NTU Fee Share”). Tradeweb shall pay the NTU Fee Share annually in arrears in accordance with the below. By way of example, if Tradeweb and its Affiliates directly generate [***] of revenue in respect of Non-Trading Users’ access to TW Per-User Products during the first Year of the Term, then the NTU Fee Share payable shall equal the product of [***], which equals [***], and any other NTU Fee Share due and owing in respect of any subsequent Year during the Term and the Transition Period shall equal [***] of the revenue (starting from dollar one ($1)) generated by Tradeweb and its Affiliates during such Year.

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(iii)        Tradeweb shall, within thirty (30) calendar days following the end of each Year during the Term and the Transition Period, provide the Refinitiv Parties with: (A) a calculation of the NTU Fee Share applicable to the relevant Year; and (B) subject to applicable Laws and Tradeweb’s contractual obligations with any third Person, documentation and information reasonably required to support Tradeweb’s calculation of the NTU Fee Share (the “NTU Fee Calculation”).

(iv)        Beginning on the calendar day the Refinitiv Parties receive the NTU Fee Calculation, the Refinitiv Parties shall have twenty (20) calendar days to review such NTU Fee Calculation and notify Tradeweb of any disputed amount or calculation therein. During such twenty (20) calendar day period, Tradeweb shall use commercially reasonable efforts to assist the Refinitiv Parties with any reasonable inquires relating to: (A) the aggregate level of revenue; and/or (B) compliance with the restrictions set forth in Section 4.8, as applicable.

(v)         In the event TRM timely disputes any amount or calculation set forth in the NTU Fee Calculation, Tradeweb and TRM shall attempt in good faith for a period of at least thirty (30) days to resolve such dispute between themselves, following which TRM may elect by providing a Dispute Notice to TRM to exercise its rights under the Dispute Resolution Process to resolve the matter (such matter to be deemed a Dispute Resolution Matter).

(vi)        If TRM fails to provide a Dispute Notice in accordance with clause (v) above, TRM shall, following the end of the relevant Year, furnish Tradeweb with an invoice which sets forth, in respect of the relevant Year, the NTU Fee Share as set forth in the NTU Fee Calculation. Tradeweb shall pay the invoiced amount to TRM no later than sixty (60) days after the delivery of such invoice. If TRM provides a Dispute Notice in accordance with clause (v) above, Tradeweb shall pay to TRM any NTU Fee Share due and owing pursuant to the Dispute Resolution Process within thirty (30) days of the completion thereof.

(vii)       Subject to applicable Laws and Tradeweb’s contractual obligations with any third Person, Tradeweb shall, during the Term and the Transition Period, provide the Refinitiv Parties a list of all then-existing Non-Trading Users, including, in each case, the name and address of the relevant Tradeweb customers under which the Non-Trading Users are authorized (the “Non-Trading User List”) within thirty (30) days of the end of each quarter following the initial six (6) month period beginning on the Effective Date.

(viii)      Notwithstanding anything set forth herein, and for the avoidance of doubt, the Parties expressly acknowledge and agree that neither Refinitiv Party nor their Affiliates shall be liable for, or owe to Tradeweb, any Eikon Upgrade Fee with respect to any Non-Trading User.

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(b)          Existing Target Customers.

(i)           Tradeweb shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to, where applicable, assist TRM in migrating Existing Target Customers onto a Desktop Product or other Refinitiv Service from the Tradeweb Viewer and from legacy Tradeweb contracts to TRM or TRM Affiliate contracts until the earlier of: (A) January 1, 2020; or (B) the date on which TRM and its designated Affiliates have completed migration of all such Existing Target Customers in such manner.

(ii)         Until the earlier of: (A) January 1, 2020; or (B) the date on which TRM and its designated Affiliates have completed migration of all Existing Target Customers onto a Desktop Product or Refinitiv Service from the Tradeweb Viewer and from legacy Tradeweb contracts to TRM or TRM Affiliate contracts: (1) Tradeweb, or a Tradeweb Subsidiary, as applicable, shall continue to perform any obligations under such Existing Target Customer agreements; and (2) Tradeweb hereby grants to GRC a non-exclusive license sublicensable by GRC to TRM (or to those TRM Affiliates to which an Existing Target Customer agreement was assigned pursuant to the Original Agreement) for each Existing Target User, to use and access the Tradeweb Viewer (the “Tradeweb Viewer License”).

(iii)        During the Term, TRM shall, or shall cause its Affiliates to, pay to Tradeweb an amount equal to [***] in respect of each Existing Target User that subscribes to Eikon or other applicable Desktop Products following the Effective Date (an “Eikon Upgrade Fee”); provided, that with respect to Dealer Users, the Refinitiv Parties, or their Affiliate, shall pay the Eikon Upgrade Fee only if: (A) such Dealer User logged into a Tradeweb Viewer during the ninety (90) days preceding such upgrade; and (B) such subscription to Eikon was the result of a sale to a specific group or trading desk at the Dealer Subscriber, as opposed to an enterprise-wide or other sale by TRM or its Affiliates covering multiple trading desks at a Dealer Subscriber at least one trading desk of which does not trade on a Tradeweb Platform. For the avoidance of doubt, neither TRM nor its Affiliates shall pay Tradeweb an Eikon Upgrade Fee for Existing Target Users that upgrade or otherwise transfer from one Desktop Product to another Desktop Product.

(iv)        TRM shall remain obligated to pay any Cancelled Subscription Fees incurred during the term of the Amended Agreement or the Original Agreement, as if such Amended Agreement or Original Agreement remained in effect until all such fees have been paid in full, provided, however, that the Refinitiv Parties will not incur and will not be obligated to pay any Cancelled Subscription Fees in respect of any Trading Customer User or Dealer User that after the Effective Date terminates a Tradeweb Front-End Application subscription as a result of upgrading to Eikon or another Desktop Product.

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(c)          Eikon Products.

(i)          Tradeweb and TRM shall cooperate in good faith with respect to all Trading Customers and, at TRM’s request, Dealer Subscriber upgrades from the Tradeweb Viewer or other Tradeweb Front-End Application used by their respective Trading Customer Users and Dealer Users to a combination offering in which such Trading Customer Users and Dealer Users access Licensed Data via Eikon or other Desktop Product designated by TRM, and conduct all Trading Activity via a Tradeweb Viewer or other Tradeweb Front-End Application designated by Tradeweb (such combination offering, “Tradeweb Viewer + Eikon”). Tradeweb and TRM shall take all reasonable steps to facilitate such upgrade, including the following:

(A)         Tradeweb shall use commercially reasonable efforts to upgrade Tradeweb Front-End Applications to support side-by-side Eikon integration for all Trading Customer Users and Dealer Users. TRM shall use commercially reasonable efforts to provide all relevant assistance in connection with such integration.

(B)         Tradeweb shall use commercially reasonable efforts to provide reasonably necessary information and assistance to TRM to enable TRM, in Eikon and other applicable Desktop Products, to display Licensed Data, implement pre-trade functionality of at least the same quality as Tradeweb makes available to Trading Customer Users and Dealer Users via a Tradeweb Viewer, and transfer Trading Customer Users and Dealer Users to Tradeweb’s environment to conduct Trading Activity.

(C)         In addition to the foregoing, and for the purpose of enabling TRM and its Affiliates to integrate and support integration between Eikon and the Tradeweb Multi-Dealer to Customer Platform to its trading users for transactions in fixed-income securities or instruments, Tradeweb will make available to TRM or its Affiliates all available APIs that Tradeweb uses to facilitate access to the Tradeweb Multi-Dealer to Customer Platform; provided, however, that all trade execution via the API-integrated service shall occur exclusively on the Tradeweb Multi-Dealer to Customer Platform pursuant to the published trading protocols established by Tradeweb. Tradeweb will provide reasonable assistance to TRM and its Affiliates in connection with the foregoing API implementation; provided, that TRM acknowledges that Tradeweb may not have resources necessary to support integration of all available APIs at one time, and, as such, the Parties agree that they will work together in good faith to agree on a reasonable project plan with respect to integration of such APIs into Eikon. In connection with the foregoing integration, TRM will bear all costs associated with any development work in Eikon, and Tradeweb will bear all costs associated with its development and support of its APIs.

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(d)          Redistribution of Dealer-Attributed Data. In connection with Exclusive Licensed Market Data, to the extent such data is based on Dealer Subscriber quotes that Tradeweb is authorized to display on a dealer-attributed basis, Tradeweb agrees to use reasonable efforts to assist TRM and its Affiliates in its efforts to obtain consent from such Dealer Subscribers for TRM and its Affiliates to redistribute such attributed quotes to users at customers of TRM or its Affiliates that are entitled to receive the quotes by the applicable Dealer Subscribers; provided, however, that Tradeweb shall not be required to take any action that is prohibited by Tradeweb’s contractual obligations to any applicable Dealer Subscriber.

(e)          Joint Marketing. Tradeweb and TRM shall cooperate in good faith to establish and implement a joint marketing plan with respect to the availability of Licensed Data over Desktop Products and other Refinitiv Services, which shall include marketing to customers of Tradeweb and its Subsidiaries; provided, that notwithstanding anything to the contrary herein, in no event will Tradeweb be required to provide to the Refinitiv Parties or their Affiliates any list of former, current or prospective customers or any personally-identifiable or financial information regarding such Persons where such disclosure would violate applicable privacy Law.

(f)          Joint Training Sessions. Tradeweb and TRM agree to (i) semi-annually conduct joint training sessions on a mutually agreed upon date for TRM’s sales personnel and customers, and (ii) periodically jointly market, sponsor and/or publish thought leadership related to the transactions contemplated hereby and the services and products offered, sold or otherwise distributed by the Parties. For the avoidance of doubt, the above agreement regarding thought leadership shall not serve as a prohibition on any Party individually marketing, sponsoring or publishing thought leadership.

(g)          Publicity. Except as expressly provided for herein, no Party shall issue any press release or other public announcements or statements of any kind concerning this Second A&R Agreement or the relationship with the Parties under this Second A&R Agreement without the prior approval of the other Party; provided, that the Parties shall cooperate in good faith to issue a joint press release announcing the consummation of the relationship established by this Second A&R Agreement at a mutually agreeable time following the Effective Date. For the avoidance of doubt, nothing herein is intended to prohibit or shall prohibit the Refinitiv Parties or their Affiliates from promoting or marketing the availability of Licensed Data over Refinitiv Services.

Section 5.3.          Steering Committee. Tradeweb and TRM agree to create a joint committee (the “Steering Committee”), comprised of two (2) representatives designated by TRM and two (2) representatives designated by Tradeweb that will meet quarterly, on dates and times to be agreed upon by the Parties, to (a) discuss, among other things, progress towards developing New Market Data Sets and new premium pre- and post-trade research products and other innovative solutions targeting artificial intellectual and machine learning that use or are based on Materials contributed by the Refinitiv Parties or any of their Affiliates, on the one hand, and by Tradeweb or any of its Subsidiaries, on the other hand (each such product or solution, an “Innovative Solution”) that will be distributed over, through or by means of Desktop Products or other Refinitiv Services, (b) define and prioritize development of such Innovation Solutions, (c) work together in good faith to agree in writing as to the ownership of the Intellectual Property, distribution rights, and licenses to (both during and, if applicable, after the Term or the Transition Period of this Second A&R Agreement), division of revenue and fees generated from, or royalty payments relating to, and other material commercial and technical terms relating to, such Innovative Solutions, and (d) resolve any outstanding issues amongst the Parties. Such Steering Committee will provide the leadership of each Party an executive summary promptly following each meeting thereof. The Parties shall also, through the Steering Committee, collaborate in good faith on offering new products, package and/or services based on correlation, regression and scenario analyses as well as calculations for the rates (UST, MBS, ITS), money markets and credit asset classes or other analyses created by Refinitiv Parties or their Affiliates, in each case, as mutually agreed (“New Analytics”). The Parties shall work together in good faith to agree in writing on those terms contemplated above with respect to each such New Analytic.

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Section 5.4.          Next Generation Innovative Solutions. Notwithstanding the foregoing, the Parties agree the following terms shall constitute the default terms with respect to each Innovative Solution; provided, however, such terms may be modified with respect to any Innovative Solution by mutual written agreement: (a) GRC shall have an exclusive license to each Innovative Solution, (b) GRC shall not license any Innovative Solution as a Loss Leader, (c) GRC shall, or shall cause its Affiliates to, pay Tradeweb in accordance with Section 4.4(b) an amount equal to [***] of the revenue it or its Affiliates directly generate from the distribution over, through or by means of Desktop Products or other Refinitiv Services of each Innovative Solution to third Persons for which the value of Materials contributed therein by the Refinitiv Parties or any of their Affiliates, on one hand, and by Tradeweb or its Subsidiaries, on the other hand, are not materially disproportionate, (d) Exclusive Licensed Data and any Derivative Works thereof that are components of an Innovative Solution shall be deemed to be Materials contributed by the Refinitiv Parties or their Affiliates, and (e) as between the Parties, each Party will retain all rights to Intellectual Property in and to any Materials owned, licensed from a third party or developed by such Party prior to the development of such Innovative Solution. For the avoidance of doubt, nothing herein will prohibit either Party from developing new pre- and post-trade research products and other innovative solutions that do not make use of any other Party’s Materials; provided, that for purposes of the foregoing, Exclusive Licensed Data and any Derivative Works thereof shall be deemed to be Materials of the Refinitiv Parties or their Affiliates and Tradeweb’s rights to use Exclusive Licensed Data and any Derivative Works thereof shall be solely as set forth in Section 2.4. The Parties agree to negotiate in good faith an appropriate fee arrangement with respect to distribution over, through or by means of Desktop Products and other Refinitiv Services of any Innovative Solution to third Persons for which the value of Materials contributed therein by the Refinitiv Parties or their Affiliates on one hand, and by Tradeweb or its Subsidiaries, on the other hand, are materially disproportionate.

ARTICLE VI. TERM AND TERMINATION

Section 6.1.          Term. This Second A&R Agreement shall commence on the Effective Date and shall continue until the fifth (5th) anniversary of the Effective Date (the “Initial Term”), and shall automatically renew for successive three (3) Year periods (each, a “Renewal Term”, and, collectively with the Initial Term, the “Term”), unless either Party gives written notice to the other Party at least one (1) day prior to the end of the Initial Term or the then current Renewal Term, as applicable, of its intent not to renew this Second A&R Agreement after the expiration of the Initial Term or then current Renewal Term, as applicable (a “Notice of Non-Renewal”).

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Section 6.2.          Transition Period. If either Party provides a Notice of Non-Renewal, the terms and conditions of this Second A&R Agreement shall continue in full force and effect for an additional twelve (12) months following the date of expiration of the Term (the “Transition Period”) to allow for an orderly transition of the market data distribution arrangements contemplated hereunder. During the Transition Period, the exclusivity element of the Licenses shall not apply with respect to Tradeweb’s use or distribution of Exclusive Licensed Data to third party distribution channels or direct users for evaluation, testing and development purposes only. For the avoidance of doubt, Tradeweb may not license such third parties to use or redistribute Exclusive Licensed Data for any other purposes until the earlier of expiration of the Transition Period or termination of this Second A&R Agreement.

Section 6.3.          Termination by the Parties. Any Party may terminate this Second A&R Agreement by written notice, in the case of Tradeweb, to the Refinitiv Parties, and in the case of a Refinitiv Party, to Tradeweb, if the notified Party or any of its Affiliates materially breaches this Second A&R Agreement and, to the extent applicable, such Party or any of its Affiliates fails to cure the causes of such breach within thirty (30) days following such written notice.

Section 6.4.          Effect of Termination by the Parties. Upon termination of this Second A&R Agreement in accordance with its terms, Tradeweb shall have no further obligation to provide any Licensed Data, and the Parties shall have no obligation to make any payments hereunder; provided, that notwithstanding such termination, each Party shall remain liable to the other Party for fees (prorated, as applicable) owed and payable by such Party under this Second A&R Agreement prior to the effective date of the termination; provided, further, that for the avoidance of doubt, GRC shall retain the right in perpetuity to exercise all rights granted to it in Section 2.1, Section 2.2, and Section 2.3 with respect to Licensed Data delivered to GRC by Tradeweb during the Term or the Transition Period.

Section 6.5.          Survival. Upon termination of this Second A&R Agreement in accordance with its terms, the following Sections shall survive: Section 2.1, Section 2.2, Section 2.3, and Section 2.9 (in each case, with respect to Licensed Data delivered during the Term or the Transition Period), Section 3.1, Section 3.2, Section 3.6, Section 3.9, Section 6.4, Section 6.5, Section 7.2, Section 7.3, Section 7.4, Section 7.5, Section 8.1, Section 8.2 and ARTICLE IX.

ARTICLE VII. WARRANTIES; INDEMNIFICATION; LIMITATION OF LIABILITY

Section 7.1.          Representations and Warranties of the Parties.

(a)          Subject to Section 7.2, Tradeweb represents and warrants as follows:

(i)          Rights. The provision of the Licensed Data under this Second A&R Agreement does not: (A) to Tradeweb’s knowledge, infringe, conflict with, or otherwise violate, the Intellectual Property rights of any third Person; or (B) conflict with any agreement to which Tradeweb is a party; or (C) violate any applicable Law.

(ii)         No Claims by Third Persons. Tradeweb is not a defendant to any action, suit, investigation, or proceeding relating to, and has not otherwise been notified of, any claim that the Licensed Data infringes the Intellectual Property rights of any third Person, and Tradeweb is not aware of any basis for such a claim.

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(iii)        Market Data. As of the Effective Date, the Licensed Market Data set forth on Schedule B and Schedule C collectively constitutes all of the market data currently: (A) being distributed or redistributed by Tradeweb or its Subsidiaries; or (B) approved for distribution or redistribution by Tradeweb or its Subsidiaries.

(b)          Subject to Section 7.2, TRM represents and warrants that the Refinitiv Services do not: (i) to TRM’s knowledge, infringe, conflict with, or otherwise violate, the Intellectual Property rights of any third Person; (ii) conflict with any agreement to which TRM or GRC is a party; or (iii) violate any applicable Law.

(c)          Each Party shall comply with Law, as any such Law shall apply to: (i) the provision of Licensed Data and other information hereunder by Tradeweb; and (ii) the receipt, distribution and use of Licensed Data and other information hereunder by the Refinitiv Parties.

Section 7.2.          DISCLAIMER OF WARRANTIES.

(a) THE LICENSED DATA IS PROVIDED ON AN “AS IS” BASIS, WITHOUT LIMITATION. EXCEPT AS SET FORTH IN THIS SECOND A&R AGREEMENT, NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NO PARTY SHALL HAVE ANY LIABILITY OR RESPONSIBILITY FOR THE ACCURACY, COMPLETENESS, TIMELINESS OR TITLE OF THE LICENSED DATA, OR ANY WARRANTIES THAT MAY ARISE FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE. WITHOUT LIMITING THE FOREGOING, EACH OF TRM AND GRC ACKNOWLEDGES THAT TRADEWEB MAY DEPEND ON OR INCLUDE THIRD PARTY DATA AS PART OF THE LICENSED DATA, AND SUBJECT TO SECTION 7.1(A)(I)(B), TRADEWEB SHALL NOT BE LIABLE OR RESPONSIBLE IN ANY RESPECT FOR ANY SUCH THIRD PARTY DATA, INCLUDING WITH RESPECT TO ANY DELAYS OR INACCURACIES THAT MAY OCCUR IN THE PROVISION OF THE LICENSED DATA TO TRM OR GRC, OR THAT ANY SUCH THIRD PARTY DATA: (I) INFRINGES, CONFLICTS WITH, OR OTHERWISE VIOLATES, THE INTELLECTUAL PROPERTY RIGHTS OR OTHER RIGHTS OF ANY PERSON; OR (II) VIOLATES ANY APPLICABLE LAW.

(b) NOTWITHSTANDING THE FOREGOING, THE DISCLAIMERS AND LIMITATIONS SET FORTH IN Section 7.2(a) RELATING SOLELY TO THE PROVISION OF THIRD PARTY DATA SHALL NOT APPLY WITH RESPECT TO the US TREASURIES ACTIVES DATA provided to grc UNDER THE additional ust LICENSE. for the avoidance of doubt, to the extent any third party data obtained from grc or its affiliates is included in the us treasuries actives data, nothing in this Section 7.2(b) shall modify any representations, warranties, or other obligations of GRC or such Affiliates with respect thereto.

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Section 7.3.          LIMITATION OF LIABILITY. EXCEPT TO THE EXTENT caused by WILLFUL MISCONDUCT OR GROSS NEGLIGENCE of A PARTY or disclosure BY A PARTY OF CONFIDENTIAL INFORMATION IN VIOLATION OF ARTICLE VIII, OR, EXCEPT IF SUCH DAMAGES WHICH A PARTY HAS BEEN REQUIRED TO PAY TO A THIRD PERSON CONSTITUTE INDEMNIFIABLE LOSSES UNDER Section 7.4: (A) in no event shall ANY party, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES be liable to ANY other party for any special, PUNITIVE, incidental, indirect, or consequential damages whatsoever or for lost profits, lost savings, or business interruption, arising from this Second A&R Agreement, whether in contract, tort (including negligence) or otherwise; (B) IN NO EVENT SHALL THE TOTAL LIABILITY OF Tradeweb or the Refinitiv Parties FOR ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER EXCEED the aggregate amount of payments actually made by the REFINITIV parties to tradeweb hereunder during the twelve (12) months prior to the occurrence of the event or events giving rise to such claim or cause of action; AND (C) ANY LIABILITY OF THE REFINITIV PARTIES TO TRADEWEB RELATING IN ANY MANNER TO THE RIGHTS AND OBLIGATIONS SET FORTH UNDER ARTICLE V (EXCEPT IN RELATION TO THE TRADEWEB VIEWER LICENSE) SHALL LIE SOLELY WITH TRM AND NOT with GRC.

Section 7.4.          Indemnification.

(a) Subject to the procedures set forth in Section 7.5, Tradeweb shall indemnify and hold harmless the Refinitiv Parties and their Affiliates from and against any and all loss, damage or expense, including reasonable attorneys’ fees (“Losses”), that the Refinitiv Parties or their Affiliates may owe to a third Person pursuant to a court judgment, injunction, order or decree, or a settlement agreement as a result of: (i) any infringement or alleged infringement by Licensed Data of any third Person’s Intellectual Property, unless such infringement or alleged infringement is caused by (A) any modifications to such Licensed Data by the Refinitiv Parties or a Refinitiv Subscriber, (B) any combination of such Licensed Data with other data by the Refinitiv Parties or a Refinitiv Subscriber, or (C) the use of such Licensed Data other than in accordance with the terms and conditions of this Second A&R Agreement by the Refinitiv Parties; (ii) Tradeweb’s material breach of this Second A&R Agreement to the extent such breach is caused by willful misconduct or gross negligence of Tradeweb; (iii) disclosure or use by Tradeweb of Confidential Information in violation of ARTICLE VIII; and (iv) Tradeweb’s failure to comply with Law.

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(b) In addition to Section 7.4(a), subject to Section 7.4(c) below and the procedures set forth in Section 7.5, Tradeweb shall, on behalf of GRC and its Affiliates, indemnify and hold harmless TP ICAP and its Affiliates, directors, employees, officers, managers and agents from and against any and all claims, loss, damage or expense, including reasonable attorneys’ fees and disbursements, costs of investigation, interest, fines, penalties, judgments and amounts paid in settlement (“TP ICAP Losses”) that TP ICAP may owe to a third party arising out of any infringement or alleged infringement by the US Treasuries Actives Data of any third party’s intellectual property, unless such infringement or alleged infringement is caused by (i) any modifications to such US Treasuries Actives Data by TP ICAP or a TP ICAP Customer, (ii) any combination of such US Treasuries Actives Data with other data by TP ICAP or a TP ICAP Customer, or (iii) the use of such US Treasuries Actives Data other than in accordance with the UST Distribution Agreement. In relation to the foregoing, and for purpose of Section 7.5 below, the “Indemnified Party” shall be deemed to be TP ICAP and the “Indemnifying Party” shall be deemed to be Tradeweb and “Losses” shall be deemed to be “TP ICAP Losses”.

(c) With respect to Section 7.4(b), GRC warrants that the UST Distribution Agreement shall, during the term thereof, contain indemnification obligations on the part of GRC, or its Affiliate, identical to those set forth in Section 7.4(b) above, and procedures identical to those set forth in Section 7.5. Tradeweb shall, at GRC’s or its applicable Affiliate’s direction, directly indemnify TP ICAP in accordance with Section 7.4(b) and Section 7.5. The Parties acknowledge that Section 7.4(b) and Section 7.5 are not intended to mean that Tradeweb must, and Tradeweb is not obligated to, indemnify TP ICAP pursuant to this Section 7.4(c) for any amount or to any other extent exceeding the amount or extent that GRC or its Affiliates are required to indemnify TP ICAP pursuant to the UST Distribution Agreement; provided, however, that Tradeweb shall indemnify and hold harmless GRC and its Affiliates in accordance with the procedures set forth in Section 7.5 from and against any and all claims, loss, damage or expense, including reasonable attorneys’ fees and disbursements, costs of investigation, interest, fines, penalties, judgments and amounts paid in settlement incurred by GRC or its Affiliates arising out of or related to Tradeweb’s failure to comply with the indemnification obligations set forth in Section 7.4(b) and Section 7.5.

(d) Subject to the procedures set forth in Section 7.5, the Refinitiv Parties shall indemnify and hold harmless Tradeweb and its Affiliates from and against any and all Losses that Tradeweb or its Affiliates may owe to a third Person pursuant to a court judgment, injunction, order or decree, or a settlement agreement as a result of: (i) any infringement or alleged infringement of any third Person’s Intellectual Property caused by (A) any modifications to Licensed Data by the Refinitiv Parties or a Refinitiv Subscriber, (B) any combination of Licensed Data with other data by the Refinitiv Parties or a Refinitiv Subscriber, or (C) the use of such Licensed Data other than in accordance with the terms and conditions of this Second A&R Agreement by the Refinitiv Parties; (ii) a Refinitiv Party’s material breach of this Second A&R Agreement to the extent such breach is caused by willful misconduct or gross negligence of such Refinitiv Party; (iii) disclosure or use by the Refinitiv Parties of Confidential Information in violation of ARTICLE VIII; (iv) either Refinitiv Party’s failure to comply with Law; and (v) any claim against Tradeweb by a Refinitiv Subscriber resulting from such Refinitiv Subscriber’s access via a Refinitiv Service to Licensed Data, except to the extent arising from any claim as to which Tradeweb has an indemnification obligation under Section 7.4 or to the extent caused by the gross negligence or willful misconduct of Tradeweb; provided, that to the extent any such claim is caused by the negligence of Tradeweb, the Refinitiv Parties shall be entitled to contribution from Tradeweb for the portion of any Losses suffered by the Refinitiv Parties attributable to such negligence of Tradeweb.

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Section 7.5.          Indemnification Procedure.

(a) In the event that Tradeweb or the Refinitiv Parties, or their respective Affiliates shall incur or suffer any Losses (or shall reasonably anticipate that they shall suffer any Losses) in respect of which indemnification may be sought by such Party (such Party, an “Indemnified Party”) pursuant to the provisions of Section 7.4 from another Party (such Party, an “Indemnifying Party”) (each, a “Claim”), the Indemnified Party shall submit to the Indemnifying Party a written indemnification notice stating the nature and basis of the Claim in reasonable detail (the “Indemnification Notice”). The Indemnification Notice shall be given within thirty (30) days of the actual knowledge of the Indemnified Party of the filing or other written assertion of any such Claim against the Indemnified Party, provided, however, the failure of the Indemnified Party to give the Indemnification Notice within such time period shall not relieve the Indemnifying Party of any liability that the Indemnifying Party may have to the Indemnified Party pursuant to Section 7.4, except to the extent that the Indemnifying Party can demonstrate that it is actually materially prejudiced thereby.

(b) The Indemnified Party shall provide to the Indemnifying Party, on request, reasonably detailed descriptions of all information and documentation in the Indemnified Party’s possession that, in its reasonable judgment, is not privileged, and is reasonably necessary to support and verify any Losses that the Indemnified Party believes give rise to a claim for indemnification hereunder.

(c) The Indemnifying Party shall have the right to: (i) conduct any proceedings or negotiations in connection with the Claim; (ii) take all other steps to settle or defend the Claim; and (iii) employ counsel of the Indemnifying Party’s choosing to contest the Claim in the name of the Indemnified Party or otherwise; provided, that upon taking any of the actions described in the foregoing, the Indemnifying Party shall be deemed to have accepted any and all indemnification obligations hereunder; provided, further, that no settlement will obligate or impose liability on any Indemnified Party in any way without the prior written approval of the Indemnified Party, including without limitation, any determination or admission regarding the Indemnified Party’s interest; and provided, further, that in the event that the Indemnified Party, in its reasonable judgment, determines that the Indemnifying Party, after exercising its rights pursuant to this Section 7.5(c), has failed to conduct any proceedings or negotiations or manage the Claim with the same level of diligence as if such proceeding, negotiation or Claim were solely for the Indemnifying Party’s own account, the Indemnified Party may relieve the Indemnifying Party of its responsibility, or participate with the Indemnifying Party, with respect thereto, in each case at the reasonable expense of the Indemnifying Party. The Indemnified Party shall be entitled to participate at its own expense and by its own counsel in any proceedings relating to the Claim, and the Indemnified Party shall be entitled to participate with counsel of its own choice at the reasonable expense of the Indemnifying Party if, in the reasonable judgment of the Indemnified Party, representation of both Parties by the same counsel presents a conflict of interest or is otherwise inappropriate under applicable standards of professional conduct. Subject to the provisions of this Section 7.5(c), the Indemnifying Party shall, within thirty (30) days of receipt of the Indemnification Notice, notify the Indemnified Party of its intention to assume the defense of the Claim, which notification shall include the name of the counsel that the Indemnifying Party proposes to select as its counsel. Until the Indemnified Party has received notice of the Indemnifying Party’s election whether to defend the Claim, the Indemnified Party shall take reasonable steps to defend (but may not settle) such Claim. If the Indemnifying Party declines to assume the defense of the Claim in accordance with this Section 7.5(c), or shall fail to notify the Indemnified Party within thirty (30) days after receipt of the Indemnification Notice of the Indemnifying Party’s election to defend such Claim in accordance with this Section 7.5(c), the Indemnified Party may defend or settle such Claim. The expenses of all proceedings, contests or lawsuits in respect of the Claim (other than those incurred by the Indemnified Party that are referred to in the second sentence of this Section 7.5(c)) shall be borne by the Indemnifying Party; provided, that the Indemnified Party shall be required to reimburse the Indemnifying Party for any such reasonable expenses if and to the extent that the Indemnifying Party is ultimately determined not to be liable to indemnify the Indemnified Party under Section 7.4 with respect to any such proceeding, contest or lawsuit. Regardless of which Party shall assume the defense of the Claim, the Parties agree to cooperate fully with one another in connection therewith.

33

(d) Upon making any payment to a third Person for any indemnification claim pursuant to Section 7.4, the Indemnifying Party shall be subrogated, to the extent of such payment, to any rights which the Indemnified Party may have against any third Persons with respect to the subject matter underlying such indemnification claim and the Indemnified Party shall assign any such rights to the Indemnifying Party.

ARTICLE VIII. CONFIDENTIALITY

Section 8.1.          Confidentiality Obligations. The Parties acknowledge and agree that proprietary or nonpublic information disclosed or licensed under this Second A&R Agreement by one Party (the “Disclosing Party”) to another Party (the “Receiving Party”) directly or indirectly, which information is: (a) in the case of a Disclosing Party, if disclosed electronically or in writing, marked as “proprietary” or “confidential”; (b) in the case of a Disclosing Party, if disclosed orally, is designated as confidential or proprietary by the speaker at the time of disclosure; (c) in the case of a Disclosing Party, would by its nature be considered confidential information, constitutes the confidential and proprietary information; (d) in the case of Tradeweb, any Non-Trading User List, (e) any information provided by GRC or its Affiliates in connection with the Fee Calculation or by Tradeweb in connection with the NTU Fee Calculation, as applicable, or (f) information disclosed orally or in writing to Tradeweb by GRC or its Affiliates related to the TP ICAP Group’s use and distribution of US Treasuries Actives Data (“Confidential Information”). The Receiving Party shall retain in confidence and not disclose to any third Person Confidential Information of the Disclosing Party without the Disclosing Party’s prior express written consent or as otherwise permitted under this Second A&R Agreement, and the Receiving Party shall not use such Confidential Information for any reason other than to exercise its rights and perform its obligations under this Second A&R Agreement (or rights or obligations still existing from the Amended Agreement and Original Agreement, as applicable). Without limiting the foregoing, with respect to the Confidential Information described in Section 8.1(d), TRM shall not disclose such Confidential Information to any employee or consultant of TRM or its Affiliates without the prior express written consent of Tradeweb, unless such employee or consultant is a member of a group set forth on Schedule I (such employee or consultant, “Refinitiv Authorized Personnel”, such Schedule, the “Refinitiv Limited Group”), each of whom shall have a reasonable “need to know” such Confidential Information in connection with their employment or engagement); provided, that access to such Confidential Information by any Authorized Refinitiv Personnel shall be immediately terminated upon termination of his or her employment or engagement with the applicable Refinitiv Limited Group. Without limiting the foregoing, each Party shall use at least the same procedures and degree of care to protect the Confidential Information as it uses to protect its own Confidential Information of like importance, and in no event less than reasonable care. With respect to the type of Confidential Information set forth in subsection (f) herein, if Tradeweb becomes aware of an actual breach of confidentiality, unauthorized use or loss of such Confidential Information, it shall notify GRC, and GRC shall be permitted to notify TP ICAP in accordance with the UST Distribution Agreement. In the event that the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information (each, a “Government Request”), it is agreed that the Receiving Party shall, to the extent permitted by applicable law, provide the Disclosing Party with prompt notice of the Government Request so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy or waive the Receiving Party’s compliance with the provisions of this ARTICLE VIII, and the Receiving Party shall cooperate with the Disclosing Party to obtain such protective order or other remedy sought by the Disclosing Party with respect to such Government Request. In the event that such protective order or other remedy is not obtained (either in whole or in part) or that the Disclosing Party grants a waiver hereunder, the Receiving Party shall use its commercially reasonable efforts to obtain reliable assurance that confidential treatment shall be accorded to any Confidential Information to be disclosed, and, to the extent permitted by applicable Law, shall only disclose the minimum amount of Confidential Information required to be responsive to such Government Request.

34

Section 8.2.          Exceptions. Notwithstanding the foregoing, except with respect to any personally-identifiable or financial information regarding former, current or prospective clients or customers of Tradeweb, the Refinitiv Parties, or TP ICAP or their respective Affiliates that is subject to privacy Law, Confidential Information shall not include information to the extent demonstrated by the Receiving Party that such information:

(a) was generally available to the public at the time of its disclosure to the Receiving Party;

(b) became generally available to the public after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of this Second A&R Agreement; or

(c) was subsequently disclosed to the Receiving Party by a Person other than a Party (that is not information originating from a Party) who is lawfully in possession of the Confidential Information and who is not bound by confidentiality obligations to the Disclosing Party, or developed by the Receiving Party without access or reference to, or use of, any Confidential Information.

35

ARTICLE IX. MISCELLANEOUS

Section 9.1.          Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made: (a) as of the date delivered, if delivered personally; (b) on the date the delivering Party receives confirmation, if delivered by facsimile; (c) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested); or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.1):

(i)          If to GRC:

Thomson Reuters (GRC) Inc.

3 Times Square

New York, NY 10036

Attention: General Counsel

(ii)         If to TRM:

Thomson Reuters (Markets) LLC

3 Times Square

New York, NY 10036

Attention: General Counsel

(iii)        If to Tradeweb:

Tradeweb Markets LLC

1177 Avenue of the Americas

31st Floor

New York, NY 10036
Attention: Scott Zucker, Chief Administrative Officer

Fax: 646-430-6255

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022-4834

Attention: Louis Trotta, Esq.

Phone: 212-906-1662

Fax: 212-751-4864

36

Section 9.2.          Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Second A&R Agreement.

Section 9.3.          Severability. If any term or other provision of this Second A&R Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Second A&R Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Second A&R Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

Section 9.4.          Force Majeure. No Party shall be liable to the other for any failure to perform any of its obligation under this Second A&R Agreement, including any failure or delay by Tradeweb to provide Licensed Data to GRC, resulting from any event or condition beyond the reasonable control of such Party, including acts of God, fire, labor or trade disturbance, war, civil commotion, compliance in good faith with any Law, any failure or delay of the internet, satellite, cable, supply of third party data, broadcast or telecommunications equipment or service, and unavailability of materials, or other event or condition outside the control of such Party whether similar or dissimilar to the foregoing (a “Force Majeure Event”). Any Party that is unable to perform an obligation under this Second A&R Agreement due to a Force Majeure Event shall give prompt notice to the other Parties of the occurrence, nature and anticipated duration of such Force Majeure Event, including a Force Majeure Event that gives rise to any suspension of the provision of Licensed Data, and the Parties shall cooperate with each other to find alternative means and methods to perform such obligation, including to enable delivery to GRC of any suspended Licensed Data.

Section 9.5.          Entire Agreement. This Second A&R Agreement (together with any Schedules, and any provisions in effect from the Amended Agreement and Original Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.

Section 9.6.          Assignment. This Second A&R Agreement shall not be assigned by (a) Tradeweb (except by operation of Law) without the prior written consent of the Refinitiv Parties, which may be withheld in either Refinitiv Party’s sole discretion, or (b) either Refinitiv Party (except by operation of Law) without the prior written consent of Tradeweb, which may be withheld in Tradeweb’s sole discretion; provided, however, that the Refinitiv Parties shall be entitled to assign this Second A&R Agreement: (i) to any Affiliate of GRC or TRM; or (ii) to an entity that acquires all or substantially all of the business or assets of GRC or TRM. Any attempted assignment in violation of this Section 9.6 shall be null and void.

Section 9.7.          Parties in Interest. This Second A&R Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by each Party and their respective successors and permitted assigns hereto, and nothing in this Second A&R Agreement, express or implied, is intended to or shall confer upon any other Person other than the Parties any right, benefit, or remedy of any nature whatsoever under or by reason of this Second A&R Agreement.

37

Section 9.8.          Applicable Law. This Second A&R Agreement and the rights and obligations of the Parties hereto shall be interpreted and enforced in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within that jurisdiction.

Section 9.9.          Consent to Jurisdiction. This provision does not apply to any Dispute Resolution Matter. Each Party hereby irrevocably consents and agrees, for the benefit of each Party, to submit to the jurisdiction of any New York state court sitting in the borough of Manhattan in the City of New York or any federal court sitting in the borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Second A&R Agreement, and irrevocably accepts for its and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each Party irrevocably waives, to the fullest extent it may effectively do so under applicable Law, trial by jury and any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each Party irrevocably consents, to the fullest extent it may effectively do so under applicable Law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth in Section 9.1 or such other address as it may specify from time to time by notice pursuant to Section 9.1, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction.

Section 9.10.         Counterparts. This Second A&R Agreement may be executed and delivered in one or more counterparts, and by the Parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 9.11.         Further Assurances. The Parties shall cooperate reasonably with each other and with their respective representatives in connection with any steps required to be taken as part of their respective obligations under this Second A&R Agreement, and shall: (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as any other Party may reasonably request for the purpose of carrying out the transactions contemplated hereby.

Section 9.12.         Amendments. The terms and provisions of this Second A&R Agreement may not be modified or amended at any time without the written agreement of the Parties.

Section 9.13.         Waiver. The failure of any Party to assert any of its rights under this Second A&R Agreement or otherwise shall not constitute a waiver of such rights.

Section 9.14.         Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any material provision of this Second A&R Agreement was not materially performed in accordance with the terms hereof and that the Parties shall be entitled to seek specific performance of such terms hereof, in addition to any other remedy at Law or equity.

(remainder of page intentionally left blank)

38

IN WITNESS WHEREOF, the Parties have executed this Second A&R Agreement as of the date first above written.

THOMSON REUTERS (GRC) INC.

By:	/s/ Sarah Andrews
Name:	Sarah Andrews
Title:	Global Head of Partner Marketplace Proposition

THOMSON REUTERS (MARKETS) LLC

By:	/s/ Sarah Andrews
Name:	Sarah Andrews
Title:	Global Head of Partner Marketplace Proposition

TRADEWEB MARKETS LLC

By:	/s/ Lee Olesky
Name:	Lee Olesky
Title:	CEO

SCHEDULE A

Restricted List

FIRM NAME	RESTRICTED			FIRM NAME	RESTRICTED
	TWI	TWD	DW		TWI	TWD	DW
[***]	✓	✓		[***]	✓	✓	✓
[***]	✓	✓		[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓	✓		[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]	✓	✓		[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓	✓		[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
[***]	✓		✓	[***]	✓	✓	✓
[***]			✓	[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓
				[***]	✓	✓	✓

SCHEDULE B

Exclusive Licensed Market Data

1	2	3	4	5	6
Tradeweb Institutional
Global Governments
North America Governments
United States (US)
USD
Bills
					REGBILL, On The Run Treasury Bills	Composite Quote
					REGBILL, Off the Run Treasury Bills	Composite Quote
					CMBBILL, Cash Management Bills	Composite Quote
					TRSYROLLSWAP, Treasury Bill Rolls (REG/WI)	Composite Quote
Notes
					REGNOTE, On The Run Treasury Notes	Composite Quote
					REGNOTE, Off The Run Treasury Notes	Composite Quote
Bonds
					REGNOTE, On The Run Treasury Bonds	Composite Quote
					REGNOTE, Off The Run Treasury Bonds	Composite Quote
TIPS
					REGTIPS, On The Run Treasury Inflation Protected Securities	Composite Quote
					REGTIPS, Off the Run Treasury Inflation Protected Securities	Composite Quote
FRNs
					REGTRSYFRN, On The Run Treasury Floating Rate Notes	Composite Quote
					REGTRSYFRN, Off the Run Treasury Floating Rate Notes	Composite Quote
Strips
					STRIPPRIN, Principal Strips	Composite Quote
					STRIPINT, Interest Strips	Composite Quote
Basis
					TRSYBASISSWAP, Current Quarter Treasury Basis	Composite Quote
					TRSYBASISSWAP, Forward Quarter Treasury Basis	Composite Quote
Non-North American Governments
Germany
EUR
Bill
					REGBUD, Government Bill	Composite Quote
Bonds & Notes
					REGOBL, 5Yr Federal Notes Bundesobligationen	Composite Quote
					REGBKO, Federal Notes Bundesschatzanweisungen	Composite Quote
					REGDBR, Federal Bund	Composite Quote
ILBs
					REGDBRei, Inflation Linked Notes/Bonds – HICP Index	Composite Quote
					REGOBLEI, Bundesobligation I/L	Composite Quote
Strips
					REGDBRD, Fungible Strip	Composite Quote
					REGDBRR, Principal Strips	Composite Quote
					REGDBRS, Interest Strips	Composite Quote

France
EUR
Bills
					REGBTF, France Tresor Negotiable Fixed Rate Discount Bill	Composite Quote
Notes & Bonds
					REGBTNS, Tresor Medium Term (2-5Yr) Treasury Note	Composite Quote
					REGFRTR, Tresor Government Bond	Composite Quote
ILBs
					REGBTNEI, Tresor Medium Term (2-5Yr) Inflation Indexed Note – HICP Index	Composite Quote
					REGOATEI, France Tresor Long Term (7-50Yr) Inflation Indexed Note/Bond – HICP Index	Composite Quote
					REGBTNI, Tresor Medium Term (2-5Yr) Inflation Indexed Note/Bond – French CPI Index	Composite Quote
					REGOATI, France Tresor Long Term (7-50Yr) Inflation Indexed Note/Bond – French CPI Index	Composite Quote
Strips
					REGFRTRD, Fungible Strips	Composite Quote
					REGFRTRR, Principal Strips	Composite Quote
					REGFRTRS, Interest Strips	Composite Quote

Italy
EUR
Bills
					REGCTZ, Italy Certificati del Tesoro Zero Coupon Bond	Composite Quote
Notes & Bonds
					REGBOT, Italy Buoni Ordinari del Tesoro	Composite Quote
					REGBTPS, Italy Busoni Poliennali del TES	Composite Quote
FRNs/CCTs
					REGCCT, Italy Certificati di Credito del Tesoro (CCT)	Composite Quote
					REGCCT, Italy Certificati di Credito del Tesoro (CCTeu)	Composite Quote
ILBs
					REGBTPEI, Italy Inflation Indexed Note/Bond – HICP Index	Composite Quote
					REGBPIT, Italy Domestic Inflation Indexed Notes/Bonds	Composite Quote
Strips
					REGBTPSD, Italian Fungible Strips	Composite Quote
					REGBTPSR, Italian Principal Strips	Composite Quote
					REGBTPSS, Italian Interest Strips	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Netherlands
EUR
Bills
					REGDTC, Government Bill	Composite Quote
Notes & Bonds
					REGNETHR, Government Bond/Note	Composite Quote
Strips
					REGNETHRD, Fungible Strips	Composite Quote
					REGNETHRR, Principal Strips	Composite Quote
					REGNETHRS, Interest Strips	Composite Quote

Spain
EUR
Bills
					REGLET, Government Bill	Composite Quote
Notes & Bonds
					REGSPGB, Government Bond/Note	Composite Quote
Strips
					REGSPGBD, Fungible Strips	Composite Quote
					REGSPGBR, Principal Strips	Composite Quote
					REGSPGBS, Interest Strips	Composite Quote

Belgium
EUR
Bills
					REGBTC, Government Bill	Composite Quote
Notes & Bonds
					REGOLO, Government Note/Bond	Composite Quote
Strips
					REGOLOD, Fungible Strips	Composite Quote
					REGOLOR, Principal Strips	Composite Quote
					REGOLOS, Interest Strips	Composite Quote

Austria
EUR
Notes & Bonds
					REGRAGB, Government Note/Bond	Composite Quote
Strips
					REGRAGBR, Principal Strips	Composite Quote
					REGRAGBS, Interest Strips	Composite Quote

Finland
EUR
Notes & Bonds
					REGRFGB, Government Bond/Note	Composite Quote

Portugal
EUR
Bills
					REGPTC, Bilhetes Do Tesouro	Composite Quote
Notes & Bonds
					REGPGB, Government Note/Bond	Composite Quote

Ireland
EUR
Bills
					REGITC, Government Bill	Composite Quote
Notes & Bonds
					REGIRISH, Government Note/Bond	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Greece
EUR
Bills
					REGGTB, Hellenic Treasury Bill	Composite Quote
Notes & Bonds
					REGGGB, Government Note/Bond	Composite Quote
ILBs
					REGGGBEI, Inflation Indexed Note/Bond – HICP Index	Composite Quote

Denmark
EUR
Notes & Bonds
					REGDGB, Government Bond/Note	Composite Quote
ILBs
					REGDBGI, Index Linked Bonds	Composite Quote

Norway
EUR
Notes & Bonds
					REGNGB, Government Bonds	Composite Quote

Slovenia
EUR
Notes & Bonds
					REGSVN, Government Bond	Composite Quote

Slovakia
EUR
Notes & Bonds
					REGSLO, Government Note/Bond	Composite Quote

United Kingdom
GBP
Bills
					REGUKTB, Gilt Bills	Composite Quote
Notes & Bonds
					REGUKT, Gilts	Composite Quote
ILBs
					REGUKTI, Inflation Indexed Note/Bond – UK All RPI Index	Composite Quote
					REGUKGI, Inflation Indexed Note/Bond – UK All RPI Index	Composite Quote

Sweden
SEK
Notes & Bonds
					REGSGB, Government Note/Bond	Composite Quote
ILBs
					REGSEI, Index Linked Notes/Bonds	Composite Quote

Switzerland
CHF
Notes & Bonds
					REGSWISS, Government Bond	Composite Quote

Hungary
EUR
Notes & Bonds
					REGHUN, Government Note/Bond	Composite Quote

HUF
Notes & Bonds
					REGHGB, Government Note/Bond	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Japan
JPY
Bills
					REGJBILL, On the Run	Composite Quote
					REGJBILL, Off the Run	Composite Quote
Notes & Bonds
					REGJNOTE, On the Run	Composite Quote
					REGJNOTE, Off the Run	Composite Quote
ILBs
					REGJILB, Index Linked Bond & Note	Composite Quote

Australia
AUD
Bills
					REGAUBILL, Government Bills	Composite Quote
Notes & Bonds
					REGAUBOND, On the Run Government Bonds and Notes	Composite Quote
					REGAUBOND, Off the Run Government Bonds and Notes	Composite Quote
ILBs
					REGAUAGCI, Australian Index Linked Bonds - ACGBi	Composite Quote
					REGAUAGCI, Australian Index Linked Bonds - AUSCAPi	Composite Quote
					REGAUAGCI, Australian Index Linked Bonds - NSWTCi	Composite Quote
					REGAUAGCI, Australian Index Linked Bonds - QTCi	Composite Quote
					REGAUAGCI, Australian Index Linked Bonds - TCVi	Composite Quote
Agencies (Semis)*
					REGAUAGCY, Regional/Provincial Notes and Bonds - NSWTC	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - NSWTC-GG	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - NTTC	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - QTC	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - QTC-GG	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - TASCOR	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - TCV	Composite Quote
					REGAUAGCY, Regional/Provincial Notes and Bonds - WATC	Composite Quote

New Zealand
NZD
Bills
					REGNZGTB, Government Bills	Composite Quote
Notes & Bonds
					REGNZBG, Government Bonds	Composite Quote

EUR
Notes & Bonds
					REGCZE, Czech Republic Government Note/Bond	Composite Quote

CEE
EUR
Bill
					REGEFSFBILL, European Financial Stability Nill	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Mortgages
Agency MBS
TBA
FNMA
30YR
					TBAFNMA, Front Month	Composite Quote
					TBAFNMA, 1st Back Mont	Composite Quote
					TBAFNMA, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote
15YR
					TBAFNMA, Front Month	Composite Quote
					TBAFNMA, 1st Back Mont	Composite Quote
					TBAFNMA, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote

PCGLD
30YR
					TBAFHLMCG, Front Month	Composite Quote
					TBAFHLMCG, 1st Back Mont	Composite Quote
					TBAFHLMCG, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote
15YR
					TBAFHLMCG, Front Month	Composite Quote
					TBAFHLMCG, 1st Back Mont	Composite Quote
					TBAFHLMCG, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote

GNMA I
30YR
					TBAGNMA1, Front Month	Composite Quote
					TBAGNMA1, 1st Back Mont	Composite Quote
					TBAGNMA1, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote
15YR
					TBAGNMA1, Front Month	Composite Quote
					TBAGNMA1, 1st Back Mont	Composite Quote
					TBAGNMA1, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote

GNMA II
30YR
					TBAGNMA2, Front Month	Composite Quote
					TBAGNMA2, 1st Back Mont	Composite Quote
					TBAGNMA2, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote

15YR
					TBAGNMA2, Front Month	Composite Quote
					TBAGNMA2, 1st Back Mont	Composite Quote
					TBAGNMA2, 2nd Back Month	Composite Quote
					TBASWAP, Rolls	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Global Derivatives
North American Interest Rate Swaps
USD
Outright Swaps (Semi Bond)
				IRSUSD, vs 1M Libor	Composite Quote
				IRSUSD, vs 3M Libor	Composite Quote
				IRSUSD, vs 6M Libor	Composite Quote

Outright Swaps (Annual Money)
				IRSUSD, vs 1M Libor	Composite Quote
				IRSUSD, vs 3M Libor	Composite Quote
				IRSUSD, vs 6M Libor	Composite Quote

Swap Spreads vs TRSY
				IRSUSDBENCH, OTR vs 3M Libor	Composite Quote
				IRSUSDOFFBENCH, Off the Run vs 3M Libor	Composite Quote

IMM Swaps
				IRSIMM, vs 3M Libor Current Quarter	Composite Quote
				IRSIMM, vs 3M Libor 2nd Quarter	Composite Quote
				IRSIMM, vs 3M Libor 3rd Quarter	Composite Quote

MAC Swaps
				IRSMACUSD, CMECurrent Quarter	Composite Quote
				IRSMACUSD, CME 2nd Quarter	Composite Quote
				IRSMACUSD, CME 3rd Quarter	Composite Quote
				IRSMACUSD, LCH Current Quarter	Composite Quote
				IRSMACUSD, LCH 2nd Quarter	Composite Quote
				IRSMACUSD, LCH 3rd Quarter	Composite Quote

OIS
				OISUSD, Fed Funds Short $OIS	Composite Quote
				OISLUSD, Fed Funds Long $OIS	Composite Quote

Swap Basis
				IRSUSDBAS, 1M Libor vs 3M Libor	Composite Quote
				IRSUSDBAS, 3M Libor vs 6M Libor	Composite Quote

Forward Start Swaps (Semi Bond)
				IRSFWD, USD Forward Start Swaps	Composite Quote
CAD
Outright Swaps (Semi Bond)
				IRSCAD, Outright Swaps (SA Actual/365F vs 3M CDOR)	Composite Quote
Swap Spreads vs CAN Govt
				IRSCADBENCH, OTR vs GOC	Composite Quote
				IRSCADOFFBENCH, Off the Run vs GOC	Composite Quote
MAC Swaps
				IRSMACCAD, CMECurrent Quarter	Composite Quote
				IRSMACCAD, CME 2nd Quarter	Composite Quote
				IRSMACCAD, CME 3rd Quarter	Composite Quote
				IRSMACCAD, LCH Current Quarter	Composite Quote
				IRSMACCAD, LCH 2nd Quarter	Composite Quote
				IRSMACCAD, LCH 3rd Quarter	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Global Derivatives
Non-North American Interest Rate Swaps
EUR
Outright Swaps (Annual Money)
				IRS1MEUR, vs 1M Euribor	Composite Quote
				IRSEUR, vs 3M Euribor	Composite Quote
				IRSEUR, vs 6M Euribor	Composite Quote
				IRSEUR, vs 12M Euribor	Composite Quote

MAC Swaps
				IRSMACEUR, CME Current Quarter	Composite Quote
				IRSMACEUR, CME 2nd Quarter	Composite Quote
				IRSMACEUR, CME 3rd Quarter	Composite Quote
				IRSMACEUR, LCH Current Quarter	Composite Quote
				IRSMACEUR, LCH 2nd Quarter	Composite Quote
				IRSMACEUR, LCH 3rd Quarter	Composite Quote

IMM Swaps
				IRSIMM, vs 6M Euribor	Composite Quote

Forward Start Swaps
				IRSFWD, vs Euribor 3M	Composite Quote
				IRSFWD, vs Euribor 6M	Composite Quote

Swap Basis
				IRSEURBASIS, 3M Libor vs 6M Libor	Composite Quote

EONIA OIS
				OISEUR, Outright vs 6M	Composite Quote
				OISEUR, Forward vs 6M	Composite Quote

Long Dated EONIA OIS
				OISLEUR, Outright Long Dated EONIA	Composite Quote

GBP
Outright Swaps (Semi Annual)
				IRSGBP, Quaterly vs 3M Libor	Composite Quote
				IRSGBP, Semi Annual vs 6M Libor	Composite Quote

SONIA OIS
				OISGBP, Outright OIS GBP vs SONIA	Composite Quote
				OISGBP, Forward OIS GBP vs SONIA	Composite Quote

MAC Swaps
				IRSMACGBP, CME Current Quarter	Composite Quote
				IRSMACGBP, CME 2nd Quarter	Composite Quote
				IRSMACGBP, CME 3rd Quarter	Composite Quote
				IRSMACGBP, LCH Current Quarter	Composite Quote
				IRSMACGBP, LCH 2nd Quarter	Composite Quote
				IRSMACGBP, LCH 3rd Quarter	Composite Quote

CHF
Outright Swaps (Semi Annual)
				IRSCHF, vs 3M CHF Libor	Composite Quote
				IRSCHF, vs 6M CHF Libor	Composite Quote

TOIS
				OISCHF, OIS CHF 3M vs TOIS	Composite Quote

SEK
			Outright Swaps (Semi Annual)	OISCHF, OIS CHF 3M vs TOIS
				IRSSEK, vs 3M STIBOR	Composite Quote

DKK
Outright Swaps (Semi Annual)
				IRSDKK, vs 6M CIBOR	Composite Quote

NOK
Outright Swaps (Semi Annual)
				IRSNOK, vs 6M NIBOR	Composite Quote

PLN
Outright Swaps (Semi Annual)
				IRSPLN, vs 6M WIBOR	Composite Quote

ZAR
Outright Swaps (Semi Annual)
				IRSZAR, vs 3M JIBAR	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Global Derivatives
JPY
Outright Swaps (Semi Annual)
				IRSJPY, vs 6M JPY Libor	Composite Quote
MAC Swaps
				IRSMACJPY, CME Current Quarter	Composite Quote
				IRSMACJPY, CME 2nd Quarter	Composite Quote
				IRSMACJPY, CME 3rd Quarter	Composite Quote
				IRSMACJPY, LCH Current Quarter	Composite Quote
				IRSMACJPY, LCH 2nd Quarter	Composite Quote
				IRSMACJPY, LCH 3rd Quarter	Composite Quote

AUD
Outright Swaps (Semi Annual)
				IRSAUD, vs 6M BBR-BBSW	Composite Quote
MAC Swaps
IRSMACAUD, CME Current Quarter
IRSMACAUD, CME 2nd Quarter
IRSMACAUD, CME 3rd Quarter
IRSMACAUD, LCH Current Quarter
IRSMACAUD, LCH 2nd Quarter
IRSMACAUD, LCH 3rd Quarter

NZD
Outright Swaps (Semi Annual)
				IRSNZD, vs 3M BBR-FRA	Composite Quote
HKD
Outright Swaps (Semi Annual)
				IRSHKD, vs 3M HIBOR	Composite Quote

SGD
Outright Swaps (Semi Annual)
				IRSSGD, vs 6M SOR	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Global Derivatives
Global Credit Default Swaps
North America (CDX)
Investment Grade (IG)
				IG, Investment Grade	Composite Quote
				HIVOL, Investment Grade High Volatility	Composite Quote

High Yield (HY)
				HY, High Yield	Composite Quote
				HY.B, High Yield B	Composite Quote
				HY.BB, High Yield BB	Composite Quote
				HY.HB, High Yield HB	Composite Quote

Crossover (XOVER)
				XOVER, XOVER	Composite Quote

Emerging Markets (EM)
				EM, Emerging Markets (EM)	Composite Quote
				EMDIV, Emerging Markets Diversified (EMDIV)	Composite Quote

Rolls & Swaps
				UCDSROLLSWAP, Swap Roll	Composite Quote
				CDSSWAP, Tenor Swap/Roll	Composite Quote
				CDSUHYROLLSWAP, High Yield Swap/Roll	Composite Quote
Europe (iTRAXX)
Europe (ITRAXX)
				EUR, iTraxx Europe	Composite Quote

Crossover (XOVER)
				XOVER, iTraxx Crossover	Composite Quote

Financials
				FINSEN, iTraxx Europe Senior Financials	Composite Quote
				FINSUB, iTraxx Europe Subordinate Financials	Composite Quote

SovX
				SOVXWE, iTraxx SovX Western Europe	Composite Quote

High Volatility
				HIVOL, iTraxx Europe High Volatility	Composite Quote

Rolls & Swaps
				ECDSROLLSWAP, European Credit Default Swap Index Roll	Composite Quote
				CDSEUSWAP, Tenor Swap/Roll	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
Corporate Bonds (includes Convertibles)
AUD
Nort America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				CL, Chile		Composite Quote
				KY, Cayman Islands		Composite Quote
				MX, Mexico		Composite Quote
				VG, Virgin Islands (British)		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FR, France		Composite Quote
				GB, United Kingdom		Composite Quote
				IE, Ireland		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				AE, United Arab Emirates		Composite Quote
				BH, Bahrain		Composite Quote
				TR, Turkey		Composite Quote

Asia
				AU, Australia		Composite Quote
				CN, China		Composite Quote
				HK, Hong Kong		Composite Quote
				IN, India		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				MY, Malaysia		Composite Quote
				NZ, New Zealand		Composite Quote
				SG, Singapore		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
CHF
Nort America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				BM, Bermuda		Composite Quote
				BR, Brazil		Composite Quote
				CL, Chile		Composite Quote
				CW, Curaçao		Composite Quote
				KY, Cayman Islands		Composite Quote
				MX, Mexico		Composite Quote
				PA, Panama		Composite Quote
				PE, Peru		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GG, Guernsey		Composite Quote
				GR, Greece		Composite Quote
				IE, Ireland		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LI, Liechtenstein		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				AE, United Arab Emirates		Composite Quote
				CZ, Czech Republic		Composite Quote
				HU, Hungary		Composite Quote
				LT, Lithuania		Composite Quote
				PL, Poland		Composite Quote
				QA, Qatar		Composite Quote
				SK, Slovakia		Composite Quote
				ZA, South Africa		Composite Quote

Asia
				AU, Australia		Composite Quote
				HK, Hong Kong		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				MY, Malaysia		Composite Quote
				NZ, New Zealand		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
CZK
CEEMEA
				CZ, Czech Republic		Composite Quote

DKK
Western Europe
				DK, Denmark		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				UK, United Kingdom		Composite Quote

North America
				US, United States of America		Composite Quote

EUR
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				AN, Netherlands Antilles		Composite Quote
				AR, Argentina		Composite Quote
				BM, Bermuda		Composite Quote
				BR, Brazil		Composite Quote
				BS, Bahamas		Composite Quote
				CL, Chile		Composite Quote
				KY, Cayman Islands		Composite Quote
				MX, Mexico		Composite Quote
				PE, Peru		Composite Quote
				VG, Virgin Islands (British)		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				BE, Belgium		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GB, United Kingdom		Composite Quote
				GG, Guernsey		Composite Quote
				GR, Greece		Composite Quote
				IE, Ireland		Composite Quote
				IS, Iceland		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				PL, Poland		Composite Quote
				PT, Portugal		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
CEEMEA
				AE, United Arab Emirates		Composite Quote
				AL, Albania		Composite Quote
				BG, Bulgaria		Composite Quote
				CY, Cyprus		Composite Quote
				CZ, Czech Republic		Composite Quote
				EE, Estonia		Composite Quote
				HR, Croatia		Composite Quote
				HU, Hungary		Composite Quote
				IL, Israel		Composite Quote
				IR, Iraq		Composite Quote
				KZ, Kazakhstan		Composite Quote
				LB, Lebanon		Composite Quote
				LT, Lithuania		Composite Quote
				LV, Latvia		Composite Quote
				ME, Montenegro		Composite Quote
				MK, Macedonia (the former Yugoslav Republic of)		Composite Quote
				QA, Qatar		Composite Quote
				RO, Romania		Composite Quote
				RS, Serbia		Composite Quote
				RU, Russian Federation		Composite Quote
				SI, Slovenia		Composite Quote
				SK, Slovakia		Composite Quote
				TN, Tunisia		Composite Quote
				TR, Turkey		Composite Quote
				MA, Morocco		Composite Quote
				ZA, South Africa		Composite Quote

Asia
				AU, Australia		Composite Quote
				CN, China		Composite Quote
				HK, Hong Kong		Composite Quote
				ID, Indonesia		Composite Quote
				IN, India		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				NZ, New Zealand		Composite Quote
				PH, Philippines		Composite Quote
				SG, Singapore		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
GBP
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				AN, Netherlands Antilles		Composite Quote
				BM, Bermuda		Composite Quote
				KY, Cayman Islands		Composite Quote
				MX, Mexico		Composite Quote

Western Europe
				AU, Australia		Composite Quote
				BE, Belgium		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GB, United Kingdom		Composite Quote
				GG, Guernsey		Composite Quote
				IE, Ireland		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				PT, Portugal		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				AE, United Arab Emirates		Composite Quote
				HU, Hungary		Composite Quote
				IL, Israel		Composite Quote
				QA, Qatar		Composite Quote
				SK, Slovakia		Composite Quote

Asia
				HK, Hong Kong		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				NZ, New Zealand		Composite Quote
				SG, Singapore		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
HUF
Western Europe
				AT, Austria		Composite Quote
				DE, Germany		Composite Quote
				NL, Neatherlands		Composite Quote
				XS, Eurobond		Composite Quote

CEEMEA
				HU, Hungary		Composite Quote

NOK
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				BM, Bermuda		Composite Quote
				KY, Cayman Islands		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				BE, Belgium		Composite Quote
				CH, Switzerland		Composite Quote
				CY, Cyprus		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GG, Guernsey		Composite Quote
				IE, Ireland		Composite Quote
				IS, Iceland		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				AE, United Arab Emirates		Composite Quote
				MC, Monaco		Composite Quote
				SK, Slovakia		Composite Quote

Asia
				AU, Australia		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				SG, Singapore		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
NZD
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

Western Europe
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FR, France		Composite Quote
				IT, Italy		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				AE, United Arab Emirates		Composite Quote

Asia
				AU, Australia		Composite Quote
				HK, Hong Kong		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				NZ, New Zealand		Composite Quote

PLN
CEEMEA
				PL, Poland		Composite Quote

RUB
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				BS, Bahamas		Composite Quote

Western Europe
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				FR, France		Composite Quote
				IE, Ireland		Composite Quote
				IT, Italy		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote
				XS, Eurobond		Composite Quote

CEEMEA
				RU, Russian Federation		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
SEK
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				AN, Netherlands Antilles		Composite Quote
				BM, Bermuda		Composite Quote

Western Europe
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GG, Guernsey		Composite Quote
				IE, Ireland		Composite Quote
				IS, Iceland		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote
				XS, Eurobond		Composite Quote

Asia
				AU, Australia		Composite Quote

CEEMEA
				MU, Mauritius		Composite Quote
				ZA, South Africa		Composite Quote

		TRY			NOT ON TR FEED
North America
				US, United States of America		Composite Quote

Europe
				AT, Austria		Composite Quote
				AU, Australia		Composite Quote
				DE, Germany		Composite Quote
				FR, France		Composite Quote
				IT, Italy		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				UK, United Kingdom		Composite Quote

CEEMEA
				TR, Turkey		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
USD
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote
				US, AiPrice		Evaluated Price

LATAM
				AN, Netherlands Antilles		Composite Quote
				AR, Argentina		Composite Quote
				BB, Barbados		Composite Quote
				BM, Bermuda		Composite Quote
				BO, Bolivia (Plurinational State of)		Composite Quote
				BR, Brazil		Composite Quote
				BS, Bahamas		Composite Quote
				BZ, Belize		Composite Quote
				CL, Chile		Composite Quote
				CO, Colombia		Composite Quote
				CR, Costa Rica		Composite Quote
				CW, Curaçao		Composite Quote
				DO, Dominican Republic		Composite Quote
				EC, Ecuador		Composite Quote
				GT, Guatemala		Composite Quote
				HN, Honduras		Composite Quote
				JM, Jamaica		Composite Quote
				KY, Cayman Islands		Composite Quote
				LC, Saint Lucia		Composite Quote
				MX, Mexico		Composite Quote
				PA, Panama		Composite Quote
				PE, Peru		Composite Quote
				PR, Puerto Rico		Composite Quote
				PY, Paraguay		Composite Quote
				SV, El Salvador		Composite Quote
				TT, Trinidad and Tobago		Composite Quote
				SX, Sint Maarten		Composite Quote
				UY, Uruguay		Composite Quote
				VE, Venezuela (Bolivarian Republic of)		Composite Quote
				VG, Virgin Islands (British)		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				BE, Belgium		Composite Quote
				CH, Switzerland		Composite Quote
				CY, Cyprus		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GB, United Kingdom		Composite Quote
				GG, Guernsey		Composite Quote
				GR, Greece		Composite Quote
				IE, Ireland		Composite Quote
				IM, Isle of Man		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				LU, Luxembourg		Composite Quote
				MC, Monaco		Composite Quote
				MT, Malta		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				PT, Portugal		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
Asia
				AU, Australia		Composite Quote
				BD, Bangladesh		Composite Quote
				CN, China		Composite Quote
				HK, Hong Kong		Composite Quote
				ID, Indonesia		Composite Quote
				IN, India		Composite Quote
				JP, Japan		Composite Quote
				KH, Cambodia		Composite Quote
				KR, Korea (Republic of)		Composite Quote
				LA, Laos		Composite Quote
				MH, Marshall Islands		Composite Quote
				MN, Mongolia		Composite Quote
				MO, Macao		Composite Quote
				MY, Malaysia		Composite Quote
				NZ, New Zealand		Composite Quote
				PG, Papua New Guinea		Composite Quote
				PH, Philippines		Composite Quote
				PK, Pakistan		Composite Quote
				SH, Saint Helena		Composite Quote
				SG, Singapore		Composite Quote
				TH, Thailand		Composite Quote
				TW, Taiwan, Province of China		Composite Quote
				VN, Viet Nam		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
CEEMEA
				AE, United Arab Emirates		Composite Quote
				AL, Albania		Composite Quote
				AM, Armenia		Composite Quote
				AO, Angola		Composite Quote
				AZ, Azerbaijan		Composite Quote
				BH, Bahrain		Composite Quote
				BY, Belarus		Composite Quote
				CG, Congo		Composite Quote
				CI, Côte d'Ivoire		Composite Quote
				CM, Cameroon		Composite Quote
				CZ, Czech Republic		Composite Quote
				EG, Egypt		Composite Quote
				ET, Ethiopia		Composite Quote
				GA, Gabon		Composite Quote
				GE, Georgia		Composite Quote
				GH, Ghana		Composite Quote
				HR, Croatia		Composite Quote
				HU, Hungary		Composite Quote
				IL, Israel		Composite Quote
				IM, Isle Of Man		Composite Quote
				IQ, Iraq		Composite Quote
				IS, Iceland		Composite Quote
				JO, Jordan		Composite Quote
				KE, Kenya		Composite Quote
				KW, Kuwait		Composite Quote
				KZ, Kazakhstan		Composite Quote
				LB, Lebanon		Composite Quote
				LI, Liechtenstein		Composite Quote
				LK, Sri Lanka		Composite Quote
				LT, Lithuania		Composite Quote
				LV, Latvia		Composite Quote
				MA, Morocco		Composite Quote
				MU, Mauritius		Composite Quote
				NA, Namibia		Composite Quote
				NG, Nigeria		Composite Quote
				OM, Oman		Composite Quote
				PL, Poland		Composite Quote
				QA, Qatar		Composite Quote
				RO, Romania		Composite Quote
				RS, Serbia		Composite Quote
				RU, Russian Federation		Composite Quote
				RW, Rwanda		Composite Quote
				SA, Saudi Arabia		Composite Quote
				SC, Seychelles		Composite Quote
				SI, Slovenia		Composite Quote
				SK, Slovakia		Composite Quote
				SN, Senegal		Composite Quote
				TJ, Tajikistan		Composite Quote
				TN, Tunisia		Composite Quote
				TR, Turkey		Composite Quote
				TZ, Tanzania, United Republic of		Composite Quote
				UA, Ukraine		Composite Quote
				ZA, South Africa		Composite Quote
				ZM, Zambia		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit
ZAR
North America
				US, United States of America		Composite Quote

Europe
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				IT, Italy		Composite Quote
				JE, Jersey		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				CH, Switzerland		Composite Quote
				UK, United Kingdom		Composite Quote
				XS, Eurobond		Composite Quote
Composite Quote
Asia
				AU, Australia		Composite Quote
				CN, China		Composite Quote
				HK, Hong Kong		Composite Quote
				JP, Japan		Composite Quote
				KR, Korea (Republic of)		Composite Quote

CEEMEA
				HN, Honduras		Composite Quote
				NA, Namibia		Composite Quote
				ZA, South Africa		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
	Credit
		ILS
			CEEMEA
				IL, Israel		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit - Non North America
Covered Bonds
AUD
North America
				CA, Canada		Composite Quote

Europe
				DE, Germany		Composite Quote
				FR, France		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

Asia
				AU, Australia		Composite Quote

CHF
Nort America
				CA, Canada		Composite Quote

Europe
				AT, Austria		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FI, Finland		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				NZ, New Zealand		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

Asia
				AU, Australia		Composite Quote

EUR
North America
				CA, Canada		Composite Quote
				US, United States of America		Composite Quote

LATAM
				PE, Peru		Composite Quote

Western Europe
				AT, Austria		Composite Quote
				CH, Switzerland		Composite Quote
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				GR, Greece		Composite Quote
				IE, Ireland		Composite Quote
				IT, Italy		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				NZ, New Zealand		Composite Quote
				PT, Portugal		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

Asia
				AU, Australia		Composite Quote

CEEMEA
				HU, Hungary		Composite Quote
				CZ, Czech Republic		Composite Quote
				SK, Slovakia		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Credit - Non North America
GBP
North America
				CA, Canada		Composite Quote

Asia
				AU, Australia		Composite Quote

Western Europe
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FR, France		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

HUF
CEEMEA
				HU, Hungary		Composite Quote

NOK
Western Europe
				AT, Austria		Composite Quote
				DK, Denmark		Composite Quote
				ES, Spain		Composite Quote
				FR, France		Composite Quote
				LU, Luxembourg		Composite Quote
				NL, Netherlands		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote
				UK, United Kingdom		Composite Quote

NZD
Asia
				AU, Australia		Composite Quote
				NZ, New Zealand		Composite Quote

PLN
CEEMEA
				PL, Poland		Composite Quote

SEK
Western Europe
				DE, Germany		Composite Quote
				DK, Denmark		Composite Quote
				FI, Finland		Composite Quote
				FR, France		Composite Quote
				IE, Ireland		Composite Quote
				NO, Norway		Composite Quote
				SE, Sweden		Composite Quote

1	2	3	4	5	6
Tradeweb Institutional

Government Sponsored
Supranational
USD
Nort America
					CA, Canada	Composite Quote
					US, United States of America	Composite Quote

LATAM
					JM, Jamaica	Composite Quote
					PA, Panama	Composite Quote

Western Europe
					AT, Austria	Composite Quote
					BE, Belgium	Composite Quote
					CH, Switzerland	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					ES, Spain	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					IE, Ireland	Composite Quote
					IS, Iceland	Composite Quote
					IT, Italy	Composite Quote
					LU, Luxembourg	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					PT, Portugal	Composite Quote
					SE, Sweden	Composite Quote
					UK, United Kingdom	Composite Quote
					XS, Eurobond	Composite Quote

Asia
					AU, Australia	Composite Quote
					JP, Japan	Composite Quote
					KR, Korea (Republic of)	Composite Quote
					PG, Papua New Guinea	Composite Quote
					SG, Singapore	Composite Quote

CEEMEA
					EG, Egypt	Composite Quote
					MT, Malta	Composite Quote
AUD
Nort America
					CA, Canada	Composite Quote

Europe
					AT, Austria	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					NZ, New Zealand	Composite Quote
					SE, Sweden	Composite Quote
					UK, United Kingdom	Composite Quote

Asia
					AU, Australia	Composite Quote
					JP, Japan	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional

CHF
Nort America
					CA, Canada	Composite Quote

Europe
					AT, Austria	Composite Quote
					BE, Belgium	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					ES, Spain	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					IT, Italy	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					NZ, New Zealand	Composite Quote
					SE, Sweden	Composite Quote
					UK, United Kingdom	Composite Quote
					XS, Eurobond	Composite Quote

Asia
					AU, Australia	Composite Quote

DKK
Europe
					DK, Denmark	Composite Quote
					XS, Eurobond	Composite Quote

EUR
North America
					CA, Canada	Composite Quote
					US, United States of America	Composite Quote

Europe
					AT, Austria	Composite Quote
					BE, Belgium	Composite Quote
					CY, Cyprus	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					ES, Spain	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					GR, Greece	Composite Quote
					IE, Ireland	Composite Quote
					IS, Iceland	Composite Quote
					IT, Italy	Composite Quote
					LU, Luxembourg	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					PT, Portugal	Composite Quote
					SE, Sweden	Composite Quote
					XS, Eurobond	Composite Quote

Asia
					JP, Japan	Composite Quote

CEEMEA
					MT, Malta	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional

GBP
North America
					CA, Canada	Composite Quote
					US, United States of America	Composite Quote

Europe
					AT, Austria	Composite Quote
					BE, Belgium	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					ES, Spain	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					IM, Isle of Man	Composite Quote
					IT, Italy	Composite Quote
					JE, Jersey	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					PT, Portugal	Composite Quote
					SE, Sweden	Composite Quote
					UK, United Kingdom	Composite Quote
					XS, Eurobond	Composite Quote

CEEMEA
					AU, Australia	Composite Quote
					JP, Japan	Composite Quote

HUF
Europe
					XS, Eurobond	Composite Quote

NOK
North America
					CA, Canada	Composite Quote

Europe
					AT, Austria	Composite Quote
					BE, Belgium	Composite Quote
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					ES, Spain	Composite Quote
					FI, Finland	Composite Quote
					FR, France	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					PT, Portugal	Composite Quote
					SE, Sweden	Composite Quote
					UK, United Kingdom	Composite Quote
					XS, Eurobond	Composite Quote

NZD
North America
					CA, Canada	Composite Quote

Europe
					DE, Germany	Composite Quote
					FI, Finland	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					NZ, New Zealand	Composite Quote
					SE, Sweden	Composite Quote
					XS, Eurobond	Composite Quote

Asia
					AU, Australia	Composite Quote

RUB
Europe
					DE, Germany	Composite Quote
					XS, Eurobond	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional

SEK
Europe
					DE, Germany	Composite Quote
					DK, Denmark	Composite Quote
					FI, Finland	Composite Quote
					NL, Netherlands	Composite Quote
					SE, Sweden	Composite Quote
					XS, Eurobond	Composite Quote

TRY
Europe
					DE, Germany	Composite Quote
					FI, Finland	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					SE, Sweden	Composite Quote
					XS, Eurobond	Composite Quote

ZAR
Europe
					DE, Germany	Composite Quote
					FI, Finland	Composite Quote
					NL, Netherlands	Composite Quote
					NO, Norway	Composite Quote
					SE, Sweden	Composite Quote
					XS, Eurobond	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional

US Agencies
FNMA
Notes/Bonds
					REGFNMA, On The Run	Composite Quote
					REGFNMA, Off The Run	Composite Quote
Short Maturity
					REGFNMA, Short Maturity	Composite Quote
Callable
					REGFNMACALL, Callable Bonds	Composite Quote
				Discount Notes		Composite Quote

FHLMC
Notes/Bonds
					REGFHLMC, On The Run	Composite Quote
					REGFHLMC, Off The Run	Composite Quote
Short Maturity
					REGFHLMC, Short Maturity	Composite Quote
Callable Bonds
					REGFHLMCCALL, Callable Bonds	Composite Quote
				Discount Notes		Composite Quote

FHLB
Notes/Bonds
					REGFHLB, On The Run	Composite Quote
					REGFHLB, Off The Run	Composite Quote
Short Maturity
					REGFHLB, Notes/Bonds	Composite Quote
					REGFHLB, Taps	Composite Quote
Taps
					REGFHLB, Notes/Bonds	Composite Quote
Subordinated
					REGFHLB, Notes/Bonds	Composite Quote
Callable
					REGFHLBCALL, Notes/Bonds	Composite Quote
				Discount Notes		Composite Quote

FFCB
Notes/Bonds
					REGFFCB, Off the Run	Composite Quote
Callable
					REGFFCBCALL, Notes/Bonds	Composite Quote

TVA
Notes/Bonds
					REGTVA, Off the Run	Composite Quote
Callable
					REGTVACALL, Notes/Bonds	Composite Quote

TLG
Notes/Bonds
					REGAGCY, Government Guaranteed	Composite Quote

FAMC
Notes/Bonds
					REGFAMC, Agricultural Mtge Corp	Composite Quote

1	2	3	4	5	6
Tradeweb Institutional
Short Term Paper
Money Markets
DEPO
			USD	DPUSD, USD Depo Rates	Composite Quote
			EUR	DPEUR, EUR Depo Rates	Composite Quote
			GBP	DPGBP, British Pound Depo Rates	Composite Quote
			CHF	DPCHF, Swiss Franc Depo Rates	Composite Quote
			JPY	DPJPY, Japanese Yen Depo Rates	Composite Quote
			CAD	DPCAD, Canadian Dollar Depo Rates	Composite Quote
			HKD	DPHKD, Hong Kong Dollar Depo Rates	Composite Quote
			NZD	DPNZD, New Zealand Dollar Depo Rates	Composite Quote
			AUD	DPAUD, Australian Dollar Depo Rates	Composite Quote
			DKK	DPDKK, Danish Krone Depo Rates	Composite Quote
			NOK	DPNOK, Norwegian Krone Depo Rates	Composite Quote
			SEK	DPSEK, Swedish Krona Depo Rates	Composite Quote

CD
EUR
				ECD, European CDs issued by European Banks	Composite Quote
				FCD, French CDs issued by French Banks regulated by the COB	Composite Quote
GBP
				LCD, London CDs issued by London Banks regulated by the Bank of England.	Composite Quote
Commercial Paper
Commercial Paper
				USD	Summary Data
				Non - USD	Inventory

1	2	3	4	5	6
Tradeweb Direct

USD
ABS
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Certificates of Deposit (CDs)
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Collateralized Mortgage Obligations
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Corporate Bond
Composite Data
Mortgage-Backed Securities (MBS)
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Municipal Bonds
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Preferred Securities
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
Unit Investment Trusts (UITs)
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
U.S. Agencies
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
U.S. Corporate Bonds
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side
U.S. Treasuries
Inventory
			Response to RFQ	pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Trade Reports	Price and Side

1	2	3	4	5	6
Dealerweb

USD
Actives
			US Treasury On-the-Run Quotes	Top of Book
			US Treasury On-the-Run Trades	Hit and Take Indication
Equities
			Delta One - EFP (DW)	Trades and quotes
			ETF NAV Cross (DW)	Trades and quotes
Finance
			US TSY Repo Regular Start	Snap quotes at 10am, 12pm, 3pm, 5:30pm. Quotes include High, Low and VWAP
			US TSY Cash Start , Benchmarks	Snap quotes at 10am, 12pm, 3pm, 5:30pm. Quotes include High, Low and VWAP
			US Repo Specials	Snap quotes at 10am, 12pm, 3pm, 5:30pm. Quotes include High, Low and VWAP
			GC and GCF	Snap quotes at 10am, 12pm, 3pm, 5:30pm. Quotes include High, Low and VWAP
Mortgages
			TBA-MBS Outright Quotes	Top of Book
			TBA-MBS Outright Trades	Price
			TBA Swaps Quotes	Top of Book
			TBA Swaps Trades	Price
			TBA Butterflies Quotes	Top of Book
			TBA Butterflies Trades	Price
			TBA-Mortgage Roll	Month End Summary Data
Municipals
			Tax Free Quotes Voice	Pre-trade bids and offers from. Responses for unfilled RFQs are delayed 24hrs
			Tax Free Trades Voice	Price
Rates
			US Dollar Swaps Voice	Voice Tades
			US Dollar Swaps Quotes	Full Stack
			US Dollar Swaps Trades	Price and Side
			US Treasury Bills Quotes	Full Stack
			US Treasury Bills Trades	Price
			US Treasury Off-the-Run Quotes	Top of Book
			US Treasury Off-the-Run Trades	Price

SCHEDULE B-1

US Treasuries Actives Data

Anonymous, on-the-run single Bid/Ask price and yield from the fully executable Dealerweb Actives Central Limit Order Book and Dealerweb Active Streams marketplaces, as supplemented, as necessary, by other Tradeweb UST data, for UST benchmarks 2, 3, 5, 7, 10 and 30Y, and additionally includes the following information derived from such data or made available from the Dealerweb platform:

1.     Mid-Yield for the above benchmark tenors

2.     Hit/Take direction signal

3.    Official O/H/L/C*

4.    Last traded price and yield

5.    Mid-Yield for interpolated tenors (4, 6, 8, 9, 12, 15, 20, 25Y)

* Will be included promptly after such time as Tradeweb and/or Dealerweb create and implement such data point, which process shall not be unreasonably delayed by Tradeweb or Dealerweb.

SCHEDULE C

Non-Exclusive Licensed Market Data Sets

1.     UK Gilts

2.     MiFID II Outbound Data (APA and MTF)

The Parties acknowledge and agree that the consideration for the Market Data License and Limited Trading Data License in respect of delayed (but for the avoidance of doubt, not real-time) MiFID II Outbound Data (other than pre-trade APA data (“MiFID II Pre-Trade APA Market Data”)) shall be [***]. Tradeweb agrees that the restrictions in Section 2.5 of this Second A&R Agreement related to TW Competitors and UST Competitors, as applicable, shall not apply to delayed MiFID II Outbound Data (other than MiFID II Pre-Trade APA Market Data).

Tradeweb acknowledges that Refinitiv has created an aggregated bond service, which includes delayed post-trade MiFID II Outbound Data (APA and MTF). Tradeweb agrees that Section 3.6 of this Second A&R Agreement will not apply, and that GRC and its Affiliates shall not be obligated to provide attribution to Tradeweb or any of its Subsidiaries, in connection with such aggregated bond service; provided, that GRC and its Affiliates intend to create marketing and other promotional materials that provide attribution, and to the extent that such parties do so, Tradeweb shall be included in such attribution; provided, further, that to the extent that GRC provides additional attribution to other similarly situated third party providers to the aggregated bond service, GRC or its Affiliates shall provide attribution to Tradeweb consistent therewith. For the avoidance of doubt, GRC and its Affiliates shall not be obligated to pay any additional fees in respect of the aggregated bond service, except to the extent Licensed Market Data included therein is subject to a revenue share fee as explicitly set forth in this Second A&R Agreement.

SCHEDULE D

Annual License Fee

Year	Annual License Fee

Year 1	[***]

Year 2	[***]

Year 3	[***]

Year 4	[***]

Year 5	[***]

SCHEDULE E

Service Level Agreement

Preface

As the circumstances require and as determined exclusively by GRC on notice to Tradeweb, references in this Service Level Agreement (“SLA”) to GRC shall be understood to include GRC’s Affiliate sublicensees and subcontractors, including TRM.

Section 1

Tradeweb will use commercially reasonable efforts to provide GRC with the Licensed Data as set forth in this SLA. If there is a conflict between the SLA and this Second A&R Agreement, the terms of the SLA shall control. The Parties agree that Tradeweb’s obligations and liability under this SLA are subject to (i) any Force Majeure Event, (ii) any Tradeweb obligation that is contingent upon a Refinitiv Party’s performance, and (iii) any downtime that is permitted under this SLA or otherwise agreed to by the Parties.

Definition of Terms

Below are the agreed definitions for the terms used throughout this SLA which set forth the quality of service that Tradeweb will provide to GRC with respect to the Licensed Data. Capitalized terms used but not defined in this SLA shall have the meanings given to them in this Second A&R Agreement.

Manner of Transmission – Transmissions of Licensed Data will be transmitted to GRC in the form and manner as determined in accordance with this Second A&R Agreement.

Accuracy – Transmissions of Licensed Data shall be at least as accurate in all material respects as the Licensed Data that Tradeweb provides to Users, except with respect to variances between what a Tradeweb Viewer and a user of Refinitiv Services is permitted to view as reasonably determined and documented by Tradeweb in consultation with GRC.

Completeness – Transmissions of Licensed Data shall be at least as complete in all material respects as the Licensed Data that Tradeweb provides to Users. Tradeweb will ensure that the Refinitiv Parties are aware of all current and future fields available for Licensed Data.

Data Set – has the meaning set forth in this Second A&R Agreement. As of the Effective Date, there are twelve (12) Data Sets that make up the Exclusive Licensed Market Data and two (2) Data Sets that make up Non-Exclusive Licensed Market Data.

Resolution – means Tradeweb has researched and replied with findings to a query.

Fee Per Data Set – (1) for each Data Set that constitutes Non-Exclusive Licensed Market Data, the Non-Exclusive Licensed Market Data Distributor Fee with respect thereto; and (2) for each Data Set that constitutes Exclusive Licensed Market Data, the Annual License Fee then in effect minus all Non-Exclusive Licensed Market Data Distributor Fees hereunder, such result divided by the number of Data Sets then provided by Tradeweb that make up the Exclusive Licensed Market Data.

(CONFIDENTIAL)

Support Hours - 9AM London Time to 4PM New York Time, subject to local holidays and weekends. The Parties commit to a formal review of the Support Hours on or about the first anniversary of the Effective Date.

Timeliness – Transmission of Licensed Data will update at least as frequently as Licensed Data provided to Users.

Service Response – means that Tradeweb will act on an issue reported by GRC within the agreed time periods and according to the procedures outlined in this SLA.

Quality Measurements Methodology

The requirements to provide high quality data and service to its customers are actively promoted and supported throughout Refinitiv. Quality is defined in terms of the following parameters:

•	Accuracy

•	Completeness

•	Timeliness

•	Service Response/Resolution

Once a month, a random sample of records and associated fields will be selected for assessment of data quality for all or some of the above parameters.

On a bi-monthly basis, Tradeweb and GRC will discuss performance service issues (covering the above quality parameters) of which they are aware.

A bi-monthly schedule to review and publish data quality measurements and results will be set up with the Tradeweb vendor relation manager. Meetings will initially be conducted on a bi-monthly basis, covering issues around the Licensed Data. Subject to progress and performance, GRC and Tradeweb will review the meeting frequency on a bi-monthly basis.

Should GRC detect a decline in performance below the agreed service levels over a period of two (2) months, GRC has the right to arrange a meeting with Tradeweb at a mutually agreed date and time to further discuss the issue. GRC and Tradeweb shall make reasonable efforts to hold such meeting within seven (7) Business Days after a request.

Section 2

The following targets are set out for Service Response times from Tradeweb to GRC’s queries. All support will be during Support Hours. All metrics around response times will include the proviso that the clock stops when the Support Hours end in a day, and begins at that time when the Support Hours next begin (for example, if a query is received thirty-five (35) minutes before the 4pm New York time deadline, then an acknowledgement of receipt is required within twenty-five (25) minutes of London opening in greater than ninety percent ( >90%) of cases).

(CONFIDENTIAL)

GRC agrees that all communication with Tradeweb will be channeled through the Tradeweb Customer Support desks (see Section 5 below for contact details).

1.	Missing data: Tradeweb must provide a response to GRC’s requests providing acknowledgement of receipt, the status of the request, and the likely resolution time. Tradeweb will target resolution of fifty percent (50%) of queries within ninety (90) minutes of receipt, ninety-five percent (95%) of queries within eighteen (18) hours of receipt and greater than ninety percent (>90%) of GRC requests to be acknowledged within sixty (60) minutes of request submission.

2.	Suspect data: Tradeweb must provide a response to GRC’s requests providing acknowledgement of receipt, the status of the request, and the likely resolution time. Tradeweb will target resolution of fifty percent (50%) of queries within ninety (90) minutes of receipt, ninety-five percent (95%) of queries within eighteen (18) hours of receipt and greater than ninety percent (>90%) of GRC requests to be acknowledged within sixty (60) minutes of request submission.

3.	Explanation and clarifications/searches: Tradeweb must provide a response to GRC’s requests providing acknowledgement of receipt, the status of the request, and the likely resolution time. Tradeweb will target resolution of fifty percent (50%) of queries within ninety (90) minutes of receipt, ninety-five (95%) of queries within eighteen (18) hours of receipt and greater than ninety percent (>90%) of GRC requests to be acknowledged within sixty (60) minutes of request submission.

All queries where a material data correction is made must contain the following elements within the response:

•	Root Cause - What was the root cause of the problem for the incorrect data?

•	Corrective Action - What action has been taken to correct the problem?

•	Prevention - What sustainable action has been taken to prevent recurrence of the problem or to significantly reduce the risk of recurrence?

Expectations on Responsiveness/Actions to Issues by Severity

The inquiry responsiveness targets shown above represent the targets for the typical inquiries. The table below provides information on responsiveness targets by severity level as well as escalation paths to be followed by GRC and action items that Tradeweb must progress as the inquiries are received by Tradeweb.

(CONFIDENTIAL)

Severity	Description	Responsiveness/Escalations/Actions
1 – Critical	Single Outages for Data Set(s) over 10 minutes. OR Latency of over 30 seconds lasting over 2 hours on Data Set(s). OR Widespread Data corruption of Data Set(s) over 1 hour. OR Missing Data Set(s)

•     Tradeweb Support Desk to call GRC within 10 minutes of a feed outage being identified by Tradeweb.

•     GRC to follow reporting procedures (as per ‘Support and Escalation Procedures’ section).

•     Upon receipt by Tradeweb of a GRC sublicensee customer’s request, Tradeweb will provide GRC with a customer statement within two (2) Business Days of such receipt. GRC will communicate the Tradeweb customer statement as provided by Tradeweb with no edits or additional interpretation, however GRC is fully responsible for any additional GRC statements provided to sublicensee customers.

•     Root Cause analysis provided to GRC by Tradeweb within one (1) Business Day from the time the Root Cause is determined by Tradeweb.

•     GRC may require a meeting with Tradeweb senior management when critical issues are escalated.

2- High (Serious)

Latency of more than 30 seconds for less than two hours.

OR

Missing data from Data Set over market (Eurobonds, US Treasuries, etc.).

OR

Continual corrupt data for 1 hour for any Data Set.

OR

Missing data on highly liquid Data Set (UST, US Agencies, etc.).

•     Tradeweb Support Desk to call GRC within 15 minutes in the instance that stale data /corruption is identified by Tradeweb.

•     GRC to follow reporting procedures (as per ‘Support and Escalation Procedures’ section).

•     Upon receipt by Tradeweb of a GRC sublicensee customer’s request, Tradeweb will provide GRC with a customer statement within two (2) Business Days of receipt. GRC will communicate the customer statement as provided by Tradeweb with no edits or additional interpretation, however GRC is fully responsible for any additional GRC statements provided to sublicensee customers.

•     Root Cause analysis provided to GRC by Tradeweb within one (1) Business Day from the time the Root Cause is determined by Tradeweb.

3 – Medium	Intermittent corruption of data. OR Missing data of remaining data sets (outside of country or highly liquid items).

•     Tradeweb Support Desk to call GRC within 20 minutes in the instance that stale data /corruption is identified by Tradeweb.

•     GRC to follow reporting procedures (as per ‘Support and Escalation Procedures’ section).

•     GRC may request that Tradeweb to conduct Root Cause analysis on some severity 3 items owed to GRC within three (3) Business Days of the occurrence of the Severity 3 event.

(CONFIDENTIAL)

4 – Minor

GRC has a query on one or more elements within a Data Set and requires Tradeweb to validate such data element or clarify the lack of updates on a small sub-set of data records.

Impacts data quality/quantity without completely disabling GRC sublicensee customers from using the sub-set of Licensed Data.

• Tradeweb to respond within one (1) hour of receipt acknowledging receipt of the query. • GRC to follow reporting procedures (as per ‘Support and Escalation Procedures’ section).

Section 3

Tradeweb is responsible for formally communicating to GRC about any material changes made to the Licensed Data, tags, data definitions, coverage, data feeds or the data delivery systems. Changes are divided into major, minor and exceptional and each type requires a minimum notification period that Tradeweb needs to provide GRC so that it can prepare for such changes. For the avoidance of doubt, this Section 3 shall apply to major, minor and exceptional changes, whatever their cause, including without limitation any such changes resulting from or necessitated by any Third Party Agreement entered into by Tradeweb during the term of this Second A&R Agreement.

In order to help understand the implications of changes and manage the process smoothly, Tradeweb will establish, formalise and make available to GRC a data dictionary. In addition Tradeweb and GRC will agree on a set of critical tags on the Tradeweb feed/s and any change to these tags will be considered a major change and require agreement on both the change and the scheduling of the change from both Tradeweb and GRC.

Tradeweb is also responsible for setting and communicating its procedures through which it will control modifications to its service.

Change Management Definitions:

Major Change

Tradeweb will provide a minimum of ninety (90) days’ notice for Major Change projects unless such notice is not permitted or practicable as a reasonable result of changes in regulation or market convention.

(CONFIDENTIAL)

The following are major changes. A Major Change is defined as:

•	A change that will cause a material service disruption if GRC is unable to implement the required changes prior to Tradeweb rolling out the change; or

•	A change that causes a significant portion of the feed to stop updating (greater than fifty percent (50%) of the feed); or

•	A change that requires GRC to carry out a significant amount of work to implement the change (more than thirty (30) working days continuous development work).

If any of the above are true for any proposed change from Tradeweb to any material portion of the Licensed Data, then Tradeweb will use commercially reasonable efforts to provide a sixty (60) day parallel run of old and new data files prior to cutting over if the feed is a streaming feed from Tradeweb, unless Tradeweb determines in consultation with GRC that it is reasonably necessary to release the change sooner than sixty (60) days, in which case Tradeweb will provide at least fifteen (15) days of such parallel run. GRC will evaluate the work required and provide Tradeweb an estimated release date within five (5) Business Days of notification. Both GRC and Tradeweb will then agree upon a mutually acceptable development and release schedule, provided that Tradeweb may make any release in its discretion to support its own business. GRC will make best endeavours to support such a release schedule.

Examples of Major Changes

The following are examples of major changes (not an exhaustive list):

1.	Tradeweb changes the feed delivery mechanism, data files, message formats, etc.

2.	Tradeweb changes the location into which it feeds the data to GRC.

Should a Severity 1, 2 or 3 event occur due to Tradeweb failing to provide the minimum notice period, then the associated SLA events will be triggered.

Minor Change

A minor change constitutes one that requires less than fifteen (15) days’ work for GRC to implement. Tradeweb will provide a minimum of fifteen (15) days’ notice before such changes are implemented and rolled out to production, provided, however, this notice period is subject to market conditions that may not allow Tradeweb to provide such notice. In such case, Tradeweb shall provide as much prior notice as is reasonably practicable under the circumstances.

Examples of Minor Changes

The following are examples of minor changes (not an exhaustive list):

1.	Large new set of instruments added to a feed (>25 records).

2.	New data fields added to the files without changing the existing format. Hence not a production impact if the new fields are not read.

Should a Severity 1, 2 or 3 event occur due to Tradeweb failing to provide the minimum notice period, then the associated SLA events will be triggered.

(CONFIDENTIAL)

Exceptional Change

This represents large scale changes which require notification periods greater than 120 days and will be agreed upon by Tradeweb and GRC.

Examples of Exceptional Changes

The following are examples of exceptional changes (not an exhaustive list):

1.	Changes to technical specifications related to network protocols or application level protocols, feed/file format, migration to a new feed or data file formats.

2.	Implementation of a New Market Data Set.

3.	In the event that a change is required for regulatory or trading convention changes, Tradeweb will notify GRC as soon as practicable of becoming aware that the change will impact Licensed Data.

GRC will endeavour to work with Tradeweb on exceptional changes to ensure that release times are kept to a minimum.

Should a Severity 1, 2 or 3 event occur due to Tradeweb failing to provide the minimum notice period, then the associated SLA events will be triggered.

Data Removal

Tradeweb will provide GRC with a minimum of thirty (30) days’ notice prior to material data removal on the feeds of Licensed Data, provided, however, this notice period is subject to market conditions that may not allow Tradeweb to provide such notice. In such case, Tradeweb shall provide as much prior notice as is reasonably practicable under the circumstances.

E-Mail Distribution List

To facilitate efficient implementation of scheduled interruptions and ongoing maintenance, Tradeweb will send notification and supporting documentation via e-mail to an established GRC mailbox (e.g., rdacontributedpricing@thomsonreuters.com) from which GRC can distribute the information internally and an up-to-date distribution list supplied by GRC. In addition, each Party will ensure that its escalation and contact information remains current and will review and verify the accuracy of such information on at least an annual basis.

Section 4

Unplanned Interruptions

It is critical that Tradeweb notify GRC about unscheduled interruptions/outages. The following recommendations are limited to issues related to notification schedules/communication processes and include the following elements:

•	Initial notice of problem including what is affected and an estimate for restoring service.

•	Periodic follow-up, subject to the notifications below, until the problem is resolved.

•	Notice when service has been restored.

(CONFIDENTIAL)

Upon a GRC sublicensee customer’s request, a description of the problem and when it was, or will be, fixed, and as appropriate and determined by Tradeweb, how the problem was fixed will be provided by Tradeweb. All communications to GRC sublicensee customers shall be identical to any such descriptions provided by Tradeweb, although GRC reserves the right to comment separately.

Immediate Notification

Tradeweb will, as soon as practicable, notify GRC of any unplanned interruption to service. Initial notice will describe the problem, outline what Licensed Data is affected and describe which systems are affected with estimated resolution times.

Communications Systems or Equipment

If the outage is the result of a communications problem, Tradeweb will provide details of the entity responsible for fixing the problem (e.g., the ticker development department at Tradeweb or GRC sublicensee) and describe whether a restart of downstream devices or restart of an IP session is required.

Dedicated Resource for Communication

GRC will utilize the escalation contacts during unplanned interruption to service. The ‘Support and Escalation Procedures’ section indicates points of contact at Tradeweb within Support Hours to initiate notices to GRC and respond to any necessary inquiries from representatives at GRC. This Person should not also be responsible for recovery of the service to ensure that there is no conflict with the requirement for customer notification and support.

Notification Procedure

Notice will be via all appropriate and available electronic mechanisms including telephone, e-mail, web site, and pager, etc.

Restoration Projection

Notice (or reasonable projection) of when service will be restored will be provided as soon as possible. Before the service restoration time is known, Tradeweb will provide next projected status update times on a regular basis.

(CONFIDENTIAL)

Notification

For longer outages, Tradeweb will provide periodic status updates indicating progress toward resolution and an estimate of the resolution timeframe. The frequency of these updates will be provided based on the estimated resolution times as per the following schedule:

Estimated Resolution Times	Frequency of Updates
< 3 hours	Every 1 hour or less –
3 to 24 hours	Every 2 hours
24+ hours	Daily updates

Restart

If resolution also requires GRC to restart a system or an IP session, it must be communicated to GRC.

Service Restoration

Notification

Tradeweb will provide notice that the service has been restored as soon as possible. The notice will indicate whether restoration is partial or full. Such notice will also distinguish any data elements that remain corrupted from the universe that is accurate and reliable for client use. The notice will provide updated or corrected times of when the incident began and when it was resolved.

Under Investigation

If the matter is still under investigation, this will be explained and further updates will be provided to fill in missing details.

Final Description

Upon a GRC request, Tradeweb will provide an appropriate written description, to the extent known, and a resolution to the problem, to the extent required.

Section 5

Support and Escalation Procedures

Tradeweb is responsible for providing GRC with a support and escalation structure/procedure through which issues are raised. GRC has the right to escalate any issues through this structure to ensure such issues are resolved.

(CONFIDENTIAL)

Initial contacts for Tradeweb regarding all issues (data & systems):

Tradeweb Customer Support –

Tradeweb Customer Support Email –

Contact Details	Hrs of coverage	Work Phone

Initial contacts for Refinitiv Customer Support/Systems Team:

Development Staff	Hrs of coverage	Work Phone

Data Operations Staff	Hrs of coverage	Work Phone	Cell Phone

Second level Escalation:

If an issue has not been resolved in the time expected or resolution remains unsatisfactory then GRC and Tradeweb can escalate the issue to the following people:

Tradeweb -

Primary Contact –

Refinitiv – Primary Contact –

(CONFIDENTIAL)

Third Level Escalation:

If secondary level escalation has failed to satisfactorily resolve the issue then the issue can be escalated to the following parties:

Tradeweb -

Refinitiv – Primary Contact

Section 6

Metrics

The following metrics relate to a Data Set as defined in this SLA.

The occurrence of either (a) twenty (20) Severity 3 incidents or (b) fifty (50) Severity 4 incidents will be deemed a failure by Tradeweb to reach a required target (a “Target Failure”).

The occurrence of either (a) two (2) Severity 1 incidents, (b) four (4) Severity 2 incidents, or (c) one (1) Severity 1 and two (2) Severity 2 incidents, in a calendar month, will be deemed a severe failure by Tradeweb to reach a required target (a “Severe Target Failure”).

If a Target Failure or Severe Target Failure occurs in one (1) month, a meeting between the Third Level Escalation Contacts will be held to address such Target Failure or Severe Target Failure.

If a Target Failure or Severe Target Failure in the same Data Set occurs for two (2) consecutive months, a meeting between a designated representative of TRM and a designated representative of Tradeweb will be held to address such Target Failure or Severe Target Failure.

If a Severe Target Failure in the same Data Set occurs for three (3) consecutive months, GRC shall have the right to suspend the applicable Data Set and cease paying the Fee Per Data Set with respect thereto, until the service with respect to such Data Set has reached acceptable levels; provided, however, that in the event the applicable Data Set is part of Exclusive Licensed Market Data and one Party reasonably considers the Fee Per Data Set (as calculated pursuant to this SLA) for such Data Set to be inequitable, the Parties will negotiate in good faith for a period of thirty (30) days (or a longer period, if mutually agreed by the Parties) a mutually-agreeable revised Fee Per Data Set for such applicable Data Set; provided, further, that, if the Parties do not mutually agree on a revised Fee Per Data Set within such period, the Fee Per Data Set shall be calculated as set forth in this SLA.

(CONFIDENTIAL)

SCHEDULE F

Fees

MD SERVER FEES

For the first unique pair of login passwords per customer assigned to an MD Server (each, an “MD Server Pair”),1 TRM will pay four equal payments of [***] per calendar year to Tradeweb quarterly in advance for each MD Server Pair in service. The total number of unique login passwords shall be calculated on the 15th of the month prior to the end of the applicable calendar quarter. No payment will be made in any subsequent period for servers canceled prior to the 15th of the month prior to the end of the applicable calendar quarter.

Starting after the first 12 month period and for each subsequent 12 month period after the Effective Date, the quarterly payment for each MD Server Pair that remains in service will increase by [***].

For each additional customer login and password assigned to an MD Server (each, an “Additional MD Server”),2 TRM will pay four equal payments of [***] per calendar year to Tradeweb quarterly in advance for each Additional MD Server in service. The total number of unique login passwords shall be calculated on the 15th of the month prior to the end of the applicable calendar quarter. No payment will be made in any subsequent period for servers canceled prior to the 15th of the month prior to the end of the applicable calendar quarter.

Starting after the first 12 month period and for each subsequent 12 month period after the Effective Date, the quarterly payment for each Additional MD Server that remain in service will increase by [***].

Each customer is entitled to a single Qualified Disaster Recovery or business continuity server at no charge to TRM provided that:

(i)	the server pair is not in the same physical geographic location as the MD Server Pair or Additional MD Server(s).

(ii)	the server pair does not have the same public IP address as the MD Server Pair or Additional MD Server(s).

(iii)	TRM is not charging the customer a fee for the server pair.

1 After the Effective Date, new Market Data Server login and passwords may be requested by email from an authorized Refinitiv employee to Tradeweb’s Market Data team. Each new unique login and password will be added to the current count and TRM agrees to pay the amount due as per the above payment schedule.

2 Same process as set forth in fn. 1 above.

(CONFIDENTIAL)

Tradeweb shall provide TRM quarterly invoices indicating, company name, server login ID, server location, the number of billable MD Server Pairs, Additional MD Servers, and Qualified Disaster Recovery servers.

MARKS FEES

TRM agrees to pay Tradeweb quarterly in advance the greater of: (i) [***] of the quarterly revenue (the “Marks Account Service Fee”) for each Tradeweb Marks account maintained by Tradeweb for a customer of TRM or (ii) the sum of [***] for each set of Tradeweb Marks files respective to a specified market (e.g., U.S. Treasuries) (each a “Marks Market File Set”) for each customer account to which the Marks Market File Sets are made available.

(CONFIDENTIAL)

SCHEDULE G

[Intentionally Omitted]

SCHEDULE H

Dispute Resolution Process

1.          Mediation.

If a Party elects to exercise its rights under this Second A&R Agreement with respect to a Dispute Resolution Matter, the Parties shall submit such dispute to non-binding mediation to be conducted by JAMS. The Parties shall reasonably cooperate with JAMS and each other in the mediation process. The mediation shall be conducted by JAMS pursuant to its then-current mediation rules and procedures. Upon written notice to JAMS and to the other Party, either Party may at any time, terminate the mediation process. Each Party shall bear its own expenses in the mediation process and shall share equally the charges of JAMS.

2.          Arbitration.

If the applicable Dispute Resolution Matter has not been resolved within sixty (60) days after receipt by the other Party of the Dispute Notice, then either Party may initiate binding Arbitration in accordance with the following:

(a)          Scope; Agreement to Arbitration. Any Dispute Resolution Matter shall be determined by binding Arbitration in New York City. The Arbitration shall be administered by JAMS pursuant to its then-current Arbitration rules and procedures. The arbitrator(s) (each, an “Arbitrator”, and, collectively, the “Arbitrators”) will be bound by the terms of this Second A&R Agreement.

(b)          Number of Arbitrators. The Parties hereby agree that the Arbitration shall be referred to three Arbitrators.

(c)          Selecting of Arbitrators. One Arbitrator shall be appointed by each of Tradeweb and the applicable Refinitiv Party, and the third Arbitrator, who shall serve as chair, shall be appointed by the two Party-appointed Arbitrators (the “Chair”). If either of the Parties fails to appoint its Arbitrator within thirty (30) days after the initiation of the Arbitration, then the Party that has appointed its Arbitrator may approach JAMS for the appointment of the second Arbitrator, and such appointment shall be binding on the Parties. If the two Party-appointed Arbitrators fail to agree on the third Arbitrator within thirty (30) days after the appointment of the later of the two, then the third Arbitrator will be appointed by JAMS.

(d)          Language. All proceedings in any Arbitration will be conducted in the English language.

(e)          Entry of Judgment. Judgment on the award of the Arbitrator(s) may be entered by any court of competent jurisdiction.

(f)          Waiver of Appeals. To the extent permitted by law, any right to appeal from or to cause a review of any arbitral award by any court is hereby waived by the Parties.

(g)          Costs and Attorneys’ Fees. Each Party shall bear its own expenses in the Arbitration and shall share equally the charges of JAMS and the fees of the Arbitrators.

SCHEDULE I

Refinitiv Limited Group

Refinitiv Trading Division Senior Mgmt

Refinitiv Finance

Refinitiv GTM Senior Mgmt, Sales Mgmt & Operations

Refinitiv Trading Division Marketing & Strategy

SCHEDULE J

Refinitiv Competitor List

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

SCHEDULE K

UST Restricted List

[***]

[***]*

[***]

[***]

[***]

*With respect to TP ICAP’s provision of RCM 19901, this restriction shall not apply, except to the extent RCM 19901 includes Dealerweb volumes data.

SCHEDULE L

Historical Market Data

Initial Delivery Date – Nov 1, 2019: Institutional Rates

Historical Lookback Period: 6 years

TWI	Asia Government Debt

TWI	European Government Debt

DW	TBA Butterflies

DW	TBA Swaps

TWI	US Agency

DW	TBA-MBS Outright

TWI	US Government Debt

TWI	US Money Markets

TWI	US Mortgage TBA

DW	TBA-Mortgage Roll

TWI	Asia Supranationals

TWI	Dollar Supranationals

Initial Delivery Date – Nov 1, 2020: Institutional Credit/Swap/DW

Historical Lookback Period: 5 years

TWI	European CDS Index

TWI	European Commercial Paper

TWI	European Corporate Bonds

TWI	European Pfan

TWI	European Supranationals

TWI	US CDS Index

TWI	Canadian Dollar Swaps

TWI	European Convertible Bonds

TWI	US Corporate Bond Evaluated Pricing

TWI	US Dollar Swap

TWI	Yen Swap

TWI	European Interest Rate Swap

DW	US Dollar Swaps

Initial Delivery Date – Nov 1, 2021: Dealerweb

Historical Lookback Period: 4 years

DW	US Treasury Actives

DW	US Treasury Off-the-Run

DW	US TSY Cash Start , Benchmark s

DW	US TSY Repo Regular Start

DW	Delta One - EFP (DW)

DW	ETF NAV Cross (DW)

DW	GC and GCF

DW	Municipal Bonds - JJ Kenny

TWI	European Money Markets (DEPO)

DW	US Repo Specials

DW	US Treasury Bills

Initial Delivery Date – Nov 1, 2022: Tradeweb Direct

Historical Lookback Period: 4 years

TWD	Asset-Backed Securities (ABS)

TWD	Certificates of Deposit (CDs)

TWD	Collateralized Mortgage Obligations

TWD	Mortgage-Backed Securities (MBS)

TWD	Municipal Bonds

TWD	Preferred Securities

TWD	Structured Products

TWD	Unit Investment Trusts (UITs)

TWD	U.S. Treasuries

TWD	U.S. Agencies

TWD	U.S. Corporate Bonds